UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required In Proxy Statement
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __ )
Filed by the Registrant x   Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
ARTHUR J. GALLAGHER & CO.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Message to Our Stockholders
Dear Fellow Stockholder,
On behalf of our Board of Directors, I invite you to attend our
2026 Annual Meeting of Stockholders. We will be conducting
our Annual Meeting virtually again this year. If you are not able to attend, we encourage you to vote by proxy. These
proxy materials contain detailed information about the
matters on which we are asking you to vote. We hope you
will read these materials and then vote in accordance with
the Board’s recommendations. Your vote is very important
to us.
Financial Performance
We had another outstanding year in 2025. On a combined
basis, our core brokerage and risk management segments
produced total adjusted revenue1 growth of 20.7% (to $13.7
billion) and adjusted EBITDAC1 growth of 25.7% (to $4.8
billion). We achieved organic revenue growth of 6% in both
segments. We also executed on our acquisition strategy
completing 33 acquisitions representing $3.6 billion in
estimated total acquired annualized revenue. This includes
AssuredPartners, the largest acquisition in our history and
the largest acquisition in the history of the insurance
brokerage industry, which we completed during the third
quarter. We have made great progress on the integration of
AssuredPartners and the acquisition positions us to provide
even more value to clients and drive additional
organic growth.
Board of Directors
Our Board of Directors is comprised of a group of committed
and highly qualified individuals who care deeply about our
company and bring a diversity of experiences and
perspectives to our Board deliberations. Our directors’
diverse professional backgrounds, skill sets, independent
thought leadership and experience have been invaluable to
me and the management team in establishing our long-term
business strategy, executing on that strategy and managing
both short- and long-term risks facing the company.
After nearly 13 years of service, Sherry Barrat is retiring and not standing for reelection to our Board. Sherry served as
Chair of the Compensation Committee for many years, and
her executive management experience and financial
expertise enabled her to provide valuable oversight during a period of significant growth for the company. I want to
personally express my appreciation for her years of
dedicated service and contributions to our financial success.
Commitment to Stockholder Engagement
Our Board values the feedback and insights gained from our
engagement with stockholders. During the past year, in
addition to our regular discussions with stockholders
1See Exhibit A for reconciliations of non-GAAP measures.

We had another outstanding year in 2025. On a combined basis, our core brokerage and risk management segments
produced total adjusted revenue[1] growth of
20.7% (to $13.7 billion) and adjusted
EBITDAC[1] growth of 25.7% (to $4.8 billion).
We also completed the acquisition of
AssuredPartners, the largest acquisition in
our history.

regarding our financial results, we engaged with
stockholders representing more than 50% of shares
outstanding on corporate governance, Board and
management succession, executive compensation and
sustainability matters. We are committed to including our
stockholders’ perspectives in our deliberations and we
believe that regular communication is necessary in order to
provide thoughtful and informed consideration of evolving
best practices in areas of focus for our stockholders.
Our Unique Culture
For nearly a century, we have proudly built a reputation of
trust and integrity with our clients and colleagues. Now, more than ever, I believe that this culture and history of integrity is a true competitive advantage and a key differentiator when
recruiting and retaining talent, attracting acquisition partners, retaining our valued clients and winning new business.
Looking Ahead
We enter 2026 with excellent momentum. Our teams are
working hard to integrate the AssuredPartners acquisition. It is exciting to watch new colleagues from AssuredPartners
and other acquisitions leverage our product offerings and
data and analytics capabilities to create additional value for clients. Our M&A pipeline remains strong and, with
substantial free cash flow, we expect to continue executing
on our acquisition strategy. We are well positioned to have
another outstanding year in 2026.
On behalf of our Board of Directors, thank you for your
continued support. We look forward to welcoming you at
our 2026 Annual Meeting.

Sincerely, J. Patrick Gallagher, Jr. Chairman of the Board and Chief Executive Officer March 23, 2026

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Notice of 2026 Annual
Meeting of Stockholders

Arthur J. Gallagher & Co. 2850 Golf Road Rolling Meadows, Illinois 60008-4050
Dear Stockholder
We are pleased to invite you to the 2026 Annual Meeting of Stockholders of Arthur J. Gallagher & Co. (Gallagher or the company), which will be held as a virtual meeting, conducted via live audio webcast, on May 12, 2026, at 9:00 AM CDT. At the meeting, stockholders will vote on each item described below and we will transact such other business that properly comes before the meeting.
Voting Items

Elect each of the 9 nominees named in the accompanying Proxy Statement as directors to hold office until our 2027 Annual Meeting	FOR each nominee

Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR

Approve, on an advisory basis, the compensation of our named executive officers	FOR
Stockholders of record at the close of business on March 16, 2026 are entitled to notice of and to vote at the Annual Meeting.
The applicable voting standard and the treatment of abstentions and “broker non-votes” for each of these items are set forth on page 55 of the Proxy Statement. Stockholders may vote shares prior to the meeting by visiting www.proxyvote.com.
On the day of the Annual Meeting, stockholders of record as of the close of business on March 16, 2026, the record date, are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote and ask questions, stockholders of record should go to the meeting website at www.virtualshareholdermeeting.com/AJG2026, enter the 16-digit control number found on your proxy card or Notice of Internet Availability of Proxy Materials, and follow the instructions on the website. If your shares are held in street name and your voting instruction form or Notice of Internet Availability of Proxy Materials indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or Notice of Internet Availability of Proxy Materials. Otherwise,
stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
Stockholders are encouraged to log in to the Annual Meeting website before the Annual Meeting begins. Online check-in will be available approximately 10 minutes before the meeting starts. Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be set forth in our meeting rules of conduct, which stockholders will be able to view during the meeting.
We urge you to read the Proxy Statement for additional information concerning the matters to be considered at the Annual Meeting and then vote in accordance with the Board’s recommendations. Your vote is very important to us.

By Order of the Board of Directors Walter D. Bay General Counsel and Secretary March 23, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO
BE HELD ON MAY 12, 2026:
We are making this Notice of Annual Meeting, this Proxy Statement, our 2025
Annual Report, and the Notice of Internet Availability of Proxy Materials available on the Internet at www.materials.proxyvote.com/363576 and mailing copies of these proxy materials to certain stockholders on or about March 23, 2026.

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Proxy Statement

Forward-Looking Statements

Some of the statements in this proxy statement may
be considered forward-looking statements as defined
in the Private Securities Litigation Reform Act of 1995.
We caution investors that these forward-looking
statements are not guarantees of future performance,
and are subject to certain risks and uncertainties
that could cause actual results to differ materially.
Factors that could cause our future performance and
actual results or outcomes to differ, possibly materially,
from those expressed in the forward-looking
statements include, but are not limited to, those factors
discussed in our 2025 Annual Report on Form 10-K,
subsequent Quarterly Reports on Form 10-Q, and the
other filings we make with the Securities and
Exchange Commission. Accordingly, you should not
place undue reliance on forward-looking statements,
which speak only as of, and are based on information
available to us on, the date of the applicable
document. We do not undertake any obligation to
update any forward-looking statements made in or
release publicly any revisions to these forward-looking
statements to reflect events or circumstances after the
date of this proxy statement, which speaks as of the
date issued, or to reflect new information, future or
unexpected events or otherwise, except as required by
applicable law or regulation. The inclusion of forward-
looking and other sustainability-related statements in
this proxy statement is not an indication that these
contents are necessarily material to investors
or required to be disclosed in our filings with the SEC.
In addition, historical, current and forward-looking
sustainability-related statements may be used based
on standards for measuring progress that are still
developing, internal controls and processes that
continue to evolve, and assumptions that are subject
to change in the future.

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Corporate Governance

Election of Directors	The Board recommends that you vote FOR the election of each of the director nominees listed below

Evaluation Process for Director Candidates
The Nominating/Governance Committee considers director candidates suggested by stockholders, management or other members of the Board of Directors (Board) and may hire consultants or search firms to help identify and evaluate potential director candidates. In some cases, nominees have been individuals known to Board members or others. For information regarding how stockholders can submit a director candidate for consideration by the Nominating/Governance Committee, as well as for information regarding “proxy access,” see page 57.
The Nominating/Governance Committee evaluates director candidates by considering their judgment, qualifications, attributes, skills, integrity, international business or other experience relevant to our global activities and other factors it deems appropriate. The
Committee looks for candidates who are leaders in the organizations with which they are affiliated and have experience in positions with a high degree of responsibility. The Committee seeks candidates free from relationships or conflicts of interest that could interfere with the director’s duties to Gallagher or our stockholders. The Committee also evaluates candidates’ independence and takes into account applicable requirements under Securities and Exchange Commission (SEC) rules and New York Stock Exchange (NYSE)
listing standards.
Board Composition
Our Board nominees reflect diversity of professional background, experiences, viewpoints, gender, race/ethnicity, tenure, nationality and age. Our Governance Guidelines provide that, when recruiting director candidates, the Nominating/Governance Committee endeavors to include qualified diverse candidates, and requests that any search firm it engages endeavor to do the same, including women and racially/ethnically diverse persons to expand the pool from which new director nominees are ultimately chosen based on merit. The Committee actively seeks Board members from diverse backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Committee assesses the effectiveness of the Board’s diversity search policy as part of its annual review process.

¢	0-5 Years
¢	5-10 Years
¢	10+ Years

¢	Female
¢	Male

¢	Racially/Ethnically Diverse
¢	Non-Diverse
These percentages include our Chairman and CEO, Pat Gallagher.

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Board Nominees and Vote Required
Upon the recommendation of the Nominating/Governance Committee, the Board has nominated our Chairman and Chief Executive
Officer (CEO) and each of the additional eight individuals listed below to hold office until the next annual meeting and the election and qualification of their successors or, if earlier, until their resignation, death or removal. Under the Board’s retirement policy, directors who have attained the age of 78 may only be nominated for reelection if the Board determines that their continued service is appropriate. While the Board believes this policy promotes regular refreshment of the Board, at its March 2026 meeting, the Board determined that it is in the best interests of the Company for John Coldman, who has attained the age of 78, to stand for reelection at the 2026 Annual Meeting and continue to serve if elected until the Company’s 2027 Annual Meeting. The Board made this determination based on Mr. Coldman’s extensive knowledge of the international insurance industry and in recognition of the contributions experienced directors, with deep knowledge of the Company, bring to effective Board oversight. Each of the nominees currently serves on the Board and was last elected at our 2025 Annual Meeting, and all of the nominees have consented to serve on the Board if elected. If any nominee should become unable or unwilling to serve, the Board may nominate another person to stand for election or reduce the size of the Board. Sherry Barrat, a current director, is retiring and not standing for reelection to the Board and the Board will be reduced to 9 members, effective on the date of the 2026 Annual Meeting.
Each director nominee who receives more “FOR” votes than “AGAINST” votes at the Annual Meeting will be elected. Abstentions will have the same effect as a vote “AGAINST.” Any incumbent director nominee who receives a greater number of votes “AGAINST”
election than votes “FOR” election is expected to tender an offer of resignation for consideration by the Nominating/Governance
Committee in accordance with our Governance Guidelines.
Director Qualifications
We have summarized below the key qualifications and areas of experience that led our Board to conclude that each non-management director nominee is qualified to serve on our Board; however, this is not intended to be an exhaustive list of their qualifications or contributions to our Board.

Non-Management Director Nominees	CEO / COO Experience	Finance / Capital Markets	Change Management	Risk Management / Governance	Sales and Marketing	International	Insurance Industry	Independence

Deborah Caplan

Teresa Clarke

John Coldman

Richard Harries

David Johnson Lead Independent Director

Chris Miskel

Ralph Nicoletti

Norman Rosenthal

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Deborah Caplan

Ms. Caplan’s qualifications to serve on our Board include her senior executive experience, a history of building corporate cultures founded on strong values and her extensive operational experience. Her senior executive roles at NextEra Energy, one of the largest electric power and energy infrastructure companies in North America and a leader in the renewable energy industry, have given her valuable experience navigating a complex regulatory environment and the risks and opportunities presented by climate change. In addition, her experience as a human resources leader and member of other public company boards enables her to contribute to sound corporate governance and executive compensation practices at the company.

	Career Highlights	Current Public Company Boards

•NextEra Energy, Inc. (2005-2024)
Electric power and clean energy company
–Executive Vice President, Human
Resources and Corporate Services
(2013-2024)
–Vice President and Chief Operating
Officer, Florida Power & Light Company
(2011-2013)
–Vice President of Integrated Supply Chain
(2005-2011)
•General Electric Company (prior to 2005)
Global conglomerate
–Senior Vice President of Global
Operations for Vendor Financial Services,
GE Capital
–Other senior roles in manufacturing and
product development, GE Aircraft Engines

•Valmont Industries, Inc. (2024-present)
–Human Resources Committee
•Mid-America Apartment Communities, Inc.
(2023-present)
–Compensation Committee (Chair)
–Nominating & Corporate
Governance Committee
Previous Public Company Boards
•Terminix Global Holdings, Inc. (2019-2022)
–Chair, Compensation Committee
–Environmental, Health and
Safety Committee

Age: 63 Director Since: 2024 Public Company Boards: 3 Committee Memberships: •Compensation (Chair) •Nominating/Governance

Teresa Clarke

Ms. Clarke’s qualifications to serve on our Board include her extensive international and financial services expertise, particularly in the areas of corporate finance and mergers and acquisitions. In addition, her roles leading or overseeing technology companies have given her valuable experience in change management, including navigating changing regulatory environments and pivoting businesses to take advantage of new technologies.

	Career Highlights	Previous Public Company Boards

•Africa.com LLC (2010-present)
Africa-related digital media content company
–Chair and Chief Executive Officer
•Goldman Sachs & Co. (Prior to 2010)
Global financial services firm
–Managing Director, Investment Banking
Current Public Company Boards
•American Tower Corporation
(2021-present)
–Nominating and Corporate Governance
Committee

•Change Financial Limited (2016-2020) -
Australian Stock Exchange
–Board Chair
–Audit Committee
•Cim Group Ltd (2016-2020) - Mauritius
Stock Exchange
–Corporate Governance Committee
Community Involvement
•Smithsonian National Museum of African
Art (2022-present)
–Chair, Advisory Board

Age: 63 Director Since: 2021 Public Company Boards: 2 Committee Memberships: •Audit •Risk and Compliance

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John Coldman, OBE

Mr. Coldman’s qualifications to serve on our Board include his international insurance industry knowledge, his experience within the Lloyd’s and London marketplaces, his experience with public company matters and mergers and acquisitions and his significant expertise in reinsurance.

	Career Highlights	Other Board Experience

•The Benfield Group (1988-2008)
Reinsurance and risk intermediary company
–Chairman
–Managing Director
Previous Public Company Boards
•Omega Insurance Holdings Limited
(2010-2012) - London Stock Exchange
–Chairman
•Brit PLC (1996-2000) - London
Stock Exchange
–Chairman

•Lloyd’s of London (2001-2006)
–Deputy Chairman
–Member of Council
•Roodlane Medical Ltd. (2007-2011)
–Non-Executive Chairman
Community Involvement
•A U.K. citizen, Mr. Coldman was appointed an
Officer of the Order of the British Empire
(OBE) in the Queen’s Birthday Honours List
2017, for “services to business, young
people, and charity.”

Age: 78 Director Since: 2014 Public Company Board: 1 Committee Membership: •Risk and Compliance

Pat Gallagher

Mr. Gallagher is the only member of management serving on the Board. His 52 years of experience with our company and 40 years of service on the Board, his deep knowledge of our company and the insurance industry and his extensive leadership experience greatly enhance the Board’s decision making and enable Mr. Gallagher to serve as a highly effective Chairman of the Board.

	Career Highlights	Insurance Industry Affiliations

•Arthur J. Gallagher & Co. (1974-present)
–Chairman
–Chief Executive Officer
–President and Chief Operating Officer
–Vice President of Operations
–Production Account Executive
Previous Public Company Boards
•InnerWorkings, Inc. (2011-2019)
–Compensation Committee
–Nominating/Governance Committee

•The Institutes, previously known as
American Institute for Chartered Property
Casualty Underwriters (2003-present)
–Board of Trustees
Community Involvement
•Mr. Gallagher was granted Freedom of the
City of London in 2007 by the city’s Lord
Mayor in recognition of his outstanding
contribution to the Lloyd’s insurance market
and for his support of the Gallagher Lifelong
Learning scholarships.

Age: 74 Director Since: 1986 Public Company Board: 1

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Richard Harries

Mr. Harries’ qualifications to serve on our Board include over 35 years of insurance industry experience in the UK and other highly regulated markets and his experience growing businesses as an operational leader. His roles at Atrium Underwriters Limited provided him with significant experience in mergers and acquisitions and change management, including with respect to technology initiatives.

	Career Highlights	Other Board Experience

•Atrium Underwriters Limited (1997-2023)
Lloyd’s Managing Agent for Lloyd’s
Syndicate 609
–Chief Executive Officer and Director
–Chief Underwriting Officer
–Energy Underwriter
•Willis Faber & Dumas (1987-1997)
Insurance broker
–Executive Director, Head of
International Energy
–Other senior roles in the energy sector
•Lloyd’s Market Association (2014-2022) •Lloyd’s London Market Group (2020-2022) –Target Operating Module Oversight Board
Age: 61 Director Since: 2024 Public Company Board: 1 Committee Memberships: •Audit •Risk and Compliance

David Johnson

Mr. Johnson’s qualifications to serve on our Board and as Independent Lead Director include his knowledge of corporate governance and executive compensation best practices and his experience as a senior executive of global businesses. These roles have provided him with significant experience in change management and navigating complex regulatory environments.

Career Highlights
•Kraft Foods Global, Inc. (prior to 2007)
Global food and beverage company
–President, Kraft Foods North America
–Member, Management Committee
–Other senior roles in marketing, strategy,
operations, procurement and
general management
Other Board Experience
•Mosaic Flavors (2022-present)
•Jacobs Holding AG (2018-2021)
–Board of Advisors
•Michael Foods, Inc. (2008-2009)

•Aryzta AG, now Aspire Bakeries
(2018-2021)
Global food business
–Non-Executive Chairman, North America
–Chief Executive Officer, North America
•Barry Callebaut AG (2009-2017)
Cocoa and chocolate products manufacturer
–President and Chief Executive
Officer, Americas
–Member, Global Executive Committee
•Michael Foods, Inc. (2007-2009)
Food processor and distributor
–President, Chief Executive Officer and
Board Member
–Chief Operating Officer

Age: 69 Director Since: 2003 Public Company Board: 1 Committee Memberships: •Compensation •Nominating/Governance •Risk and Compliance

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Chris Miskel

Mr. Miskel’s qualifications to serve on our Board and chair our Nominating/Governance Committee include his senior executive experience, his involvement in setting strategy for large businesses such as Lilly, Baxter, Baxalta and Shire, his extensive sales and marketing experience, and his knowledge of the healthcare industry and related privacy and cybersecurity issues. His senior roles in the pharmaceutical industry have also provided him with experience navigating complex and changing regulatory environments.

Career Highlights
•Eli Lilly and Company (prior to 2013)
Pharmaceutical company
–General Manager, Lilly Australia and
New Zealand
–Other senior roles
Community Involvement
•Butler University (2021-present)
–Board of Trustees
•Medical College of Wisconsin
(2018-present)
–Board of Directors

•Versiti, Inc. (2017-present)
Blood products supply and research company
–President and Chief Executive Officer
•Baxter / Baxalta / Shire (2013-2017) –
Baxalta Incorporated spun off from Baxter
International Inc. in 2015 and was acquired
by Shire plc in 2016
Global healthcare and
pharmaceutical company
–Head of Immunology (2015-2017)
–Vice President, Plasma Strategy and New
Products, Global BioTherapeutics / U.S.
BioScience National Accounts
(2013-2015)

Age: 51 Director Since: 2020 Public Company Board: 1 Committee Memberships: •Nominating/ Governance (Chair) •Compensation

Ralph Nicoletti

Mr. Nicoletti’s qualifications to serve on our Board and chair our Audit Committee include his experience as a senior executive of global businesses, his deep financial management expertise, capital markets experience and knowledge of the healthcare industry and related privacy and cybersecurity issues.

Career Highlights
•Kraft Foods, Inc. (prior to 2007)
Global food and beverage company
–Senior Vice President of Corporate Audit
–Other senior financial management roles
Other Board Experience
•The Aspen Group (2024-present)
–Chair, Audit Committee
•GPA Global (2023-present)
–Chair, Audit Committee
•Cooper’s Hawk Winery & Restaurants
(2021-present)
–Chair, Audit Committee

•The AZEK Company, Inc. (2019-2021)
Building products company
–Senior Vice President and Chief
Financial Officer
•Newell Brands, Inc. (2016-2018)
Global consumer goods company
–Executive Vice President and Chief
Financial Officer
•Tiffany & Co. (2014-2016)
Global luxury jewelry company
–Executive Vice President and Chief
Financial Officer
•Cigna Corporation (2011-2013)
Global healthcare and insurance company
–Chief Financial Officer
•Alberto Culver, Inc. (2007-2011)
Beauty products company
–Executive Vice President and Chief
Financial Officer

Age: 68 Director Since: 2016 Public Company Board: 1 Committee Membership: •Audit (Chair)

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Norman Rosenthal, Ph.D.

Dr. Rosenthal’s qualifications to serve on our Board and chair our Risk and Compliance Committee include his experience in the insurance and finance industries, including extensive experience serving on public company boards of insurance, reinsurance and reinsurance services companies, and his experience as a securities analyst in his prior executive roles at Morgan Stanley.

	Career Highlights	Previous Public Company Boards

•Norman L. Rosenthal & Associates, Inc.
(1996-present)
P&C industry management consulting firm
–President
•Lindsay Goldberg LLC (2016-present)
Private equity firm
–Affiliated Partner
•Morgan Stanley & Co. (prior to 1996)
Global investment bank
–Managing Director

•National Interstate Corporation
(2015-2016)
•Aspen Insurance Holdings, Ltd.
(2002-2009)
•Mutual Risk Management Ltd. (1997-2002)
•Vesta Insurance Group, Inc. (1996-1999)
Other Board Experience
•The Plymouth Rock Company (2009-
present)
•The Plymouth Rock Management
Company of New Jersey (2016-present)

Age: 74 Director Since: 2008 Public Company Board: 1 Committee Memberships: •Risk and Compliance (Chair) •Audit

Key Governance Practices
The Board and Nominating/Governance Committee continually evaluate governance best practices and consider modifications to our corporate governance that support our strategic objectives, protect the long-term interests of our stockholders and promote management accountability. Set forth below are several key governance practices:
•Annual majority vote to elect directors
•Demonstrated Board refreshment with emphasis on diverse skill set
•Governance Guidelines include a retirement policy for directors
•Proxy access (3% ownership / 3 years / group of up to 20 / greater of 20% of Board seats or 2 directors)
•Independent Lead Director with clearly identified role
•Annual Board and committee self-evaluations
•Directors subject to stock ownership guidelines
•Significant portion of Board compensation in the form of equity awards
•Regular executive sessions of the Board and committees
•Board and committee oversight of strategy, risk and sustainability initiatives
•Robust stockholder engagement program
Board Leadership Structure
Pat Gallagher currently serves as Chairman of the Board and CEO. With the exception of Mr. Gallagher, all Board members are independent and actively oversee the activities of the Chairman and other members of the senior management team. We believe that our Board leadership structure allows us to take advantage of Pat Gallagher’s extensive experience and knowledge of our business, which enriches the Board’s decision making. Pat Gallagher’s role as Chairman and CEO also enhances communication and coordination between management and the Board on critical issues.

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David Johnson has served as our Independent Lead Director since 2016. The duties and responsibilities of the Independent Lead
Director are set forth below.

Independent Lead Director Duties & Responsibilities

•Act as a liaison between the Chairman and the
other directors
•Be available for consultation and communication with
stockholders as appropriate
•Call and preside over executive sessions of the Board
without the Chairman or other members of
management present
•Consult with the Chairman and approve Board meeting
agendas and schedules
•Consult with the Chairman and approve information
provided to the Board
•Consult with committee chairs with respect to agendas
and information needs relating to committee meetings

•Work closely with and act as an advisor to the Chairman; be available to discuss with other directors concerns about the company or the Board and relay those concerns, where
appropriate, to the Chairman or other members of the
Board; and be familiar with corporate governance
best practices
•Provide leadership to the Board if circumstances arise in
which the role of the Chairman may be, or may be
perceived to be, in conflict
•Conduct the annual performance evaluation of Pat
Gallagher in his capacity as Chairman and, together with
the Nominating/Governance Committee, evaluate the
Board as a whole and review the contributions of each
Board member
•Perform such other duties and responsibilities as the Board may determine

Our independent directors meet regularly in executive sessions. Executive sessions are held at the beginning and at the end of each regularly scheduled in-person or virtual Board meeting. Other executive sessions may be called by the Independent Lead Director at his discretion or at the request of the Board. Executive sessions at the full-Board level are chaired by our Independent Lead Director.
The committees of the Board also meet regularly in executive sessions.
The Board believes that its leadership structure as described above provides an effective framework for addressing the risks and opportunities facing our company, as it effectively allocates authority, responsibility, and oversight between management and the
Board. The Board believes the role of the Independent Lead Director underscores our continuing commitment to strong corporate governance and Board independence. The Board believes that the Independent Lead Director’s ability to call meetings of the Board when necessary improves the independence of the Board’s leadership structure and its role in risk oversight.
Director Orientation and Continuing Education
New directors participate in an orientation program which is conducted as soon as practicable after they are elected to the Board. The orientation program includes presentations by senior management to familiarize new directors with our business, including our operations, finances, and strategic plans; our significant financial, accounting and risk management issues; our compliance programs;
our Global Standards of Business Conduct and other policies applicable to directors; our principal officers, our internal and independent auditors and our corporate governance practices. Directors certify their commitment to our Global Standards of Business
Conduct when they join the Board and every year thereafter.
The Board also encourages directors to participate in continuing education programs to maintain the necessary level of expertise to perform their responsibilities. Continuing education programs may be part of regular Board or committee meetings or third-party presentations. Additionally, we provide directors with access to third-party resources that provide updates on issues and programs relevant to public companies and their directors.
Director Independence
The Board has conducted its annual review of the independence of each director nominee and director who served on the Board in
2025 under NYSE standards and the independence standards set forth in Appendix A of our Governance Guidelines (available on our website located at www.ajg.com/ir, under the heading “Corporate Governance”). Based on its review, the Board has concluded in its business judgment that each of Sherry Barrat, Deborah Caplan, Teresa Clarke, John Coldman, Richard Harries, David Johnson, Chris
Miskel, Ralph Nicoletti and Norman Rosenthal is independent.

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Compensation Committee Interlocks and Insider Participation
During 2025, Sherry Barrat, Deborah Caplan, David Johnson and Chris Miskel served on the Compensation Committee with Deborah
Caplan serving as Chair. None of the members of the Board who served on the Compensation Committee is a former or current officer or employee of the company or any of our subsidiaries, is involved in a relationship requiring disclosure as an interlocking executive officer or director or had any relationship requiring disclosure under Item 404 of Regulation S-K.
Stockholder Views
Our Board pays close attention to the views of our stockholders, including the 91.2% approval rate received for our “say on pay”
proposal in 2025, when making determinations regarding corporate governance and executive compensation. During the past year, members of our management team and Board engaged with stockholders representing more than 50% of our outstanding shares to discuss various corporate governance, Board and management succession, executive compensation and sustainability matters.
Board’s Role in Risk Oversight
The Board has delegated primary responsibility for risk oversight to the Risk and Compliance Committee. However, the Board retains overall responsibility for risk oversight, reviews significant risk matters at the full-Board level when appropriate, regularly discusses
CEO succession planning, including emergency succession plans, and provides oversight of succession planning for certain other senior management positions in consultation with the CEO.
The Risk and Compliance Committee oversees enterprise risk management (ERM) and compliance with laws and regulations. Among other things, the Committee regularly reviews our major risk exposures and management’s activities to mitigate and monitor such exposures; reviews our process for identifying and assessing risks, including emerging risks; reviews and discusses with management our risk appetite statements; reviews our business continuity and crisis management framework, including our incident response plans; and reviews our ethics and compliance program, including our Global Standards of Business Conduct and significant legal and regulatory compliance matters. We have a management-level ERM Committee consisting of a Chair and senior personnel representing functional, business and geographic areas across the company, with broad oversight of ERM. The Chair of the ERM
Committee, Chief Compliance Officer, Chief Information Officer (CIO) and Chief Information Security Officer (CISO) attend each meeting of the Risk and Compliance Committee, as well as regular meetings of the senior executive team dedicated to compliance and risk, and report on our most significant risk exposures. These may include, when material, compliance, data privacy, cybersecurity, artificial intelligence (AI) and sustainability matters. See page 14 below for additional information regarding the responsibilities and activities of the Risk and Compliance Committee.
The other committees of the Board oversee the management of risks within their areas of responsibility. The Risk and Compliance
Committee coordinates and communicates with these other committees as appropriate. In addition, to facilitate coordination and communication between the committees with respect to risk matters, the Risk and Compliance Committee includes at least one member from each other committee. The Risk and Compliance Committee (and each other committee as appropriate) reports regularly to the Board regarding our major risks and steps undertaken to monitor and mitigate such risks.
AI Governance and Oversight. We have established a management-level AI Governance Committee co-chaired by our CISO and
Chief Privacy Officer. The Committee meets regularly to oversee AI matters such as policies and standards, risk assessments, vendor reviews and use-case testing. Our CISO reports regularly to the CIO and is an active member of our management-level ERM committee, which has broad oversight of the company’s enterprise risks. These include risks associated with our use of AI as well as potential competitive risks within our industry related to the adoption of new technologies such as AI. Our CIO and CISO both attend regular meetings of the senior executive officer team dedicated to risk and compliance and report on these and other AI-related matters as appropriate. The Board has delegated primary responsibility for the oversight of AI risks to the Risk and Compliance
Committee, which receives regular reports on such risks from our CIO and CISO. The full Board also reviews the company’s AI strategy at least annually.

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For each committee of the Board, the tables below set forth its primary responsibilities, including certain key matters relating to risk oversight, as well as its membership, independence and number of meetings held in 2025.

Audit Committee

The Audit Committee’s responsibilities include general oversight of the integrity of our financial statements; finance activities; our independent registered public accounting firm’s qualifications and independence; the performance of our internal audit function and independent registered public accounting firm; and, in coordination with the Risk and Compliance Committee, our compliance with legal and regulatory requirements and enterprise risk assessment and management. The Audit Committee manages our relationship with our independent registered public accounting firm, including its appointment, retention, termination and compensation.
Internal Audit
The Committee oversees an internal audit department, the head of which reports directly to the
Committee on matters other than day-to-day operations. The internal audit department is independent from management and the Committee defines its responsibilities. Among other things, the purpose of the department is to bring a systematic and disciplined approach to evaluating and improving the effectiveness of our risk management, control and governance processes. The internal audit department evaluates the effectiveness of our risk management processes, performs consulting and advisory services for us related to risk management, and reports significant risk exposures to the Audit Committee or Risk and Compliance Committee,
as appropriate.
Independence and Audit Committee Financial Experts
Each member of the Audit Committee meets the additional heightened independence and other requirements of the NYSE listing standards and SEC rules. In addition, the Board has determined that each of Messrs. Nicoletti and Rosenthal and Ms. Clarke qualifies as an “audit committee financial expert” under SEC rules.

Met 7 times in 2025 Committee Members: •Ralph Nicoletti (Chair) •Teresa Clarke •Richard Harries •Norman Rosenthal

Risk and Compliance Committee

The Risk and Compliance Committee’s responsibilities include reviewing our most significant risk exposures; reviewing management’s approach to identifying and prioritizing, and discussing with management the steps that have been taken to mitigate and monitor, such exposures;
reviewing our ERM program, including risk identification, risk appetite, risk assessment and risk mitigation; reviewing our management of risks related to cybersecurity and information security, including AI risks; receiving regular reports from our CIO and/or CISO regarding the overall status of our cybersecurity, information security and AI programs; reviewing our business continuity and crisis management framework, including incident response plans; receiving regular reports from our Chief Compliance Officer, including with respect to complaints received from internal and external sources, and reviewing our ethics and compliance program, including our Global Standards of Business Conduct and significant legal and regulatory compliance matters.
See “Sustainability Oversight and Activities” below for additional information regarding the
Committee’s areas of responsibility.

Met 4 times in 2025 Committee Members: •Norman Rosenthal (Chair) •Teresa Clarke •John Coldman •Richard Harries •David Johnson

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Compensation Committee

The Compensation Committee’s responsibilities include reviewing and approving compensation arrangements for our CEO and other executive officers; reviewing our strategies and policies related to human capital management; and reviewing our overall compensation structure to avoid incentives that promote excessive risk-taking by executive officers and other employees
(see “Compensation Risk Oversight” below). The Committee engaged a compensation consultant to assist it in carrying out its duties and responsibilities in 2025. The Committee has the sole authority to retain and terminate such compensation consultant and the sole authority to approve such consultant’s fees and other retention terms. For more information regarding the role of the Committee’s compensation consultant in setting compensation, see page 36.
Compensation Risk Oversight
The Committee reviews our overall compensation policies and practices to determine whether our program provides incentives for executive officers and other employees to take excessive risks. Based upon an analysis conducted by management and discussions between management and the Committee, the Committee has determined that our compensation policies and practices do not present risks that are likely to have a material adverse effect on us or our business. In reaching this determination, the Committee and management noted
the following:
(i)no single business unit bears a disproportionate share of our overall risk profile;
(ii)no single business unit is significantly more profitable than the other business units;
(iii)our compensation practices are substantially consistent across all business units both in the amount and types of compensation awarded;
(iv)substantially all of our revenue-producing employees are sales professionals whose compensation is tied to the amount of revenue received by the company;
(v)our annual cash incentive program caps payouts at 200% of target awards; and
(vi)our performance share units (PSUs) are capped at 200% of target awards and are based on average performance over a three-year measurement period.
In addition, a significant portion of our senior executives’ compensation is deferred and invested in our stock through our Deferred Equity Participation Plan and our senior executives own significant amounts of stock. Stock options vest on the third, fourth and fifth anniversaries of the grant date and PSUs vest on the third anniversary of the grant date. Based on the above, the
Committee believes that our compensation practices help ensure that no single year’s results and no single corporate action has a disproportionate effect on senior executives’ annual compensation, and encourage steady and consistent long-term performance.
Independence
Each member of the Compensation Committee meets the additional heightened independence and other requirements of the NYSE listing standards.

Met 5 times in 2025 Committee Members: •Deborah Caplan (Chair)(1) •Sherry Barrat •David Johnson •Chris Miskel (1)Deborah Caplan was appointed Chair effective as of May 13, 2025.

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Nominating/Governance Committee

The Nominating/Governance Committee’s responsibilities include identifying qualified Board and
Board committee candidates; engaging in succession planning for the Board and key leadership roles on the Board and its committees; recommending changes to the Board’s size and composition; reviewing and making recommendations to the Board with respect to director compensation; recommending director independence standards and governance guidelines;
and reviewing legal and regulatory compliance risks relating to corporate governance. The
Committee also reviews related person transactions to evaluate whether our directors and executive officers have conflicts of interest that could interfere with their ability to carry out their duties to the company.
Independence
Each member of the Nominating/Governance Committee is independent under
NYSE standards.

Met 3 times in 2025 Committee Members: •Chris Miskel (Chair) •Sherry Barrat •Deborah Caplan •David Johnson

Sustainability Oversight and Activities
The Board has ultimate oversight of sustainability matters. In addition, each Board committee oversees sustainability matters within its scope of responsibility and reports to the full Board as appropriate. From time to time, the full Board receives presentations regarding key sustainability topics.
Audit Committee. The Audit Committee oversees reporting issues related to our sustainability initiatives and also reviews our tax strategies.
Compensation Committee. The Compensation Committee reviews our strategies and policies related to human capital management, including workplace environment and culture and talent development and retention.
Nominating/Governance Committee. The Nominating/Governance Committee oversees our corporate governance principles and practices, and receives regular updates on governance developments from the General Counsel and other members of management.
As part of succession planning for the Board and key Board and committee leadership roles, the Board adopted a policy that the
Nominating/Governance Committee endeavor to include qualified diverse candidates, including women and racially/ethnically diverse persons to expand the pool from which new director nominees are ultimately chosen based on merit.
Risk and Compliance Committee. The Risk and Compliance Committee oversees the company’s ERM program. In such capacity it reviews and discusses with management a variety of sustainability-related risks and mitigation strategies. These include risks relating to human capital management, cybersecurity, AI, data privacy, reputation and, if and when material to the company, climate change. In addition, the Committee has responsibility for reviewing the company’s ethics and compliance program, including the Global
Standards of Business Conduct, and receives regular reports from the Chief Compliance Officer.
Sustainability Activities. The company has a management-level committee consisting of employees from across our global businesses and corporate departments, with responsibility for coordinating and communicating the company’s sustainability initiatives.
Our Impact Report, TCFD Report, EEO-1 Employer Information Report and other sustainability-related materials can be found on our website at investor.ajg.com/esg. Such reports and other information on our website are not deemed part of this Proxy Statement and are not incorporated by reference.

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Other Board Matters
Attendance. The Board expects each director to attend and participate in all Board and applicable committee meetings and annual meetings of stockholders. Each director is expected to prepare for meetings in advance and to dedicate the time necessary to discharge properly their responsibilities at each meeting and to ensure other commitments do not materially interfere with their service on the Board. During 2025, the Board met 9 times. All of the current directors attended 75% or more of the aggregate meetings of the
Board and committees on which they served during 2025. In addition, all directors then serving on the Board attended the 2025
Annual Meeting.
Stockholder Communications with the Board. A stockholder or other party interested in communicating with the Board, any of its committees, the Chairman, the Independent Lead Director, the independent directors as a group or any director individually may do so by writing to the attention of the Corporate Secretary at our principal executive offices, Arthur J. Gallagher & Co., c/o Corporate
Secretary, 2850 Golf Road, Rolling Meadows, Illinois 60008-4050. Where appropriate, our Independent Lead Director is available for consultation and communication with stockholders.
Corporate Governance Materials. We are committed to sound and effective corporate governance. To that end, the Board has adopted Governance Guidelines that set forth principles to assist it in determining director independence and other important corporate governance matters. The Board has also adopted Global Standards of Business Conduct (the Global Standards) that apply to all directors, executive officers and other employees. The Global Standards, along with our Governance Guidelines and the charters of the Audit, Compensation, Nominating/Governance and Risk and Compliance Committees, are available at www.ajg.com/ir, under the heading “Corporate Governance.” We intend to satisfy the disclosure requirements of Item 5.05 of Form 8-K regarding any amendment to, or waiver from, the Global Standards with respect to any of our directors or executive officers by posting such information on our website.
Insider Trading Policy. We have an Insider Trading Policy covering transactions in our securities that applies to directors, officers, employees and certain of their family members and controlled entities. The policy may also apply to other persons such as consultants or contractors designated by the company. Our Insider Trading Policy states that transactions by the company in our own securities will comply with applicable securities and state laws. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, regulations and listing standards applicable to us. For additional details, please refer to our
Insider Trading Policy, which we filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Director Compensation
The Board sets the amount and form of non-management director compensation based upon recommendations made by the
Nominating/Governance Committee. In 2025, the Nominating/Governance Committee engaged Pearl Meyer & Partners, LLC (Pearl
Meyer) to assess the competitiveness of our director pay program against the same peer group that is used to assess the competitiveness of our executive compensation program and a “Top 200” large company survey. Pearl Meyer found that pay levels for our Board were below the 50th percentile of our peer group and between the 50th and 75th percentile of the Top 200 survey. Taking these benchmark results into consideration, in 2025, the target value of the annual equity grant was increased from $200,000 to
$225,000 and the annual cash retainer was increased from $130,000 to $135,000. In addition, the annual fee for the Independent
Lead Director was increased from $40,000 to $60,000, and the annual fee for the Chair of each committee was increased as follows:
for the Audit Committee from $35,000 to $40,000, for the Compensation Committee and Risk and Compliance Committee from
$25,000 to $30,000 and for the Nominating/Governance Committee from $20,000 to $25,000. Pearl Meyer found that pay levels for our Board would be between the 50th and 75th percentiles of both benchmarks once we implemented these changes.
On May 13, 2025, each non-management director was granted 690 restricted stock units (RSUs) that vest on the first anniversary of the date of grant (or immediately upon a director’s departure from the Board). Under our stock ownership guidelines, directors with at least five years of service are expected to own an amount of our common stock with a value equal to five times the cash portion of the annual director retainer. All of our directors with five or more years of service meet these guidelines.
Non-management directors may elect to defer all or a portion of their annual cash retainer or RSUs under our Deferral Plan for
Nonemployee Directors. Deferred cash retainers and RSUs are converted to notional stock units, which are credited to individuals’
accounts along with dividend equivalents when dividends are paid on our common stock. Deferred amounts credited to directors’
individual accounts are distributed in the form of common stock at a date specified by each director or upon such director’s departure from the Board.

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Directors are reimbursed for travel and accommodation expenses incurred in connection with attending Board and committee meetings.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)		Total ($)
Sherry Barrat	162,500	229,563	6,483	(3)	398,546
Deborah Caplan	133,750	229,563	—		363,313
Teresa Clarke	133,750	229,563	—		363,313
John Coldman	122,079	229,563	—		351,642
Richard Harries	122,256	229,563	—		351,819
David Johnson	188,750	229,563	—		418,313
Chris Miskel	157,500	229,563	—		387,063
Ralph Nicoletti	172,500	229,563	—		402,063
Norman Rosenthal	162,500	229,563	—		392,063
(1)Messrs. Miskel and Johnson have elected to defer cash retainer payments pursuant to the Deferral Plan for Nonemployee Directors.
(2)This column represents the full grant date fair value of RSUs granted in 2025 in accordance with FASB ASC Topic 718, Compensation – Stock
Compensation, except that in accordance with SEC rules, any estimate for forfeitures is excluded from, and does not reduce, such amounts. For additional information on the valuation assumptions with respect to awards of RSUs, refer to Note 12 to our consolidated financial statements in the
Annual Report on Form 10-K for the year ended December 31, 2025. Each director had 690 unvested RSUs outstanding as of December 31, 2025.
Messrs. Johnson, Miskel and Nicoletti and Ms. Clarke have elected to defer RSU awards pursuant to the Deferral Plan for Nonemployee Directors.
(3)In October 2025, the Company chartered one flight for Ms. Barrat and her husband for non-business related travel.

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Certain Relationships and Related Person Transactions
How We Review and Approve Related Person Transactions
The company maintains a written Related Person Transactions Policy. We review all relationships and transactions exceeding
$120,000 in which the company participates and in which any related person (our directors and executive officers or their immediate family members and any persons owning 5% or more of our common stock) had or will have a direct or indirect material interest, subject to certain exceptions. These include certain transactions that do not require disclosure under Item 404 of Regulation S-K, such as compensation of our executive officers and directors, among others, and which are deemed pre-approved under our Related
Person Transactions Policy. The company’s legal staff is primarily responsible for reviewing such relationships and transactions based on the facts and circumstances, and for developing and implementing processes and controls for obtaining and evaluating information about related person transactions. As required by SEC rules, we disclose in this Proxy Statement all such transactions that are determined to be directly or indirectly material to a related person and that are required to be disclosed under Item 404 of Regulation
S-K. In addition, the Nominating/Governance Committee reviews and approves or disapproves any such related person transaction. In the course of reviewing and determining whether or not to approve a disclosable related person transaction, the Committee considers the following factors:
•Nature of the related person’s interest in the transaction
•Material transaction terms, including the amount involved
•Whether the transaction is on terms no less favorable than could have been reached with an unrelated third party
•For employment arrangements that require disclosure under Item 404 of Regulation S-K, whether compensation is commensurate with that of other employees with equivalent qualifications and responsibilities and holding similar positions
•Importance and potential benefits of the transaction to the related person and to the company
•Whether the transaction would impair a director or executive officer’s judgment to act in the company’s best interest
•Whether the transaction was undertaken in the ordinary course of business
•Any other matters the Committee deems appropriate, including the conflicts of interest and corporate opportunity provisions of our
Global Standards of Business Conduct.
Related Person Transactions for 2025
Tom Gallagher, our President and one of our named executive officers, is the brother of our CEO. His compensation was approved by the Compensation Committee and is disclosed in the 2025 Summary Compensation Table below. In 2025, the following relatives of
Tom Gallagher were employed with us: (i) Michael Gallagher, his son, is a branch manager within our brokerage segment, and received total compensation of $1,137,321, and (ii) Kevin Gallagher, his son, is a strategic planning leader within our brokerage segment, and received total compensation of $530,537.
Patrick Gallagher, our Chief Operating Officer, is the son of our CEO. His compensation was approved by the Compensation
Committee and is disclosed in the 2025 Summary Compensation Table below.
In 2025, the following additional relatives of Pat Gallagher, our CEO, were employed with us: (i) Jennifer Gallagher, his sister, is head of a specialty sales unit within our brokerage segment and received total compensation of $1,046,177; (ii) Shannon Gallagher, his daughter, is a marketing partnership development manager and received total compensation of $649,558; (iii) Sean Gallagher, his son, is a regional manager within our brokerage segment and received total compensation of $1,809,612; and (iv) Brendan Gallagher, his son, is a regional manager within our brokerage segment and received total compensation of $1,885,726.
Jonathan Hudson, the son of Scott Hudson, President of our risk management segment, is a producer in our brokerage segment and received total compensation of $467,144 for 2025. Norah Shipman, daughter of David Johnson, one of our directors, is an account executive in our brokerage segment and received total compensation of $145,475 for 2025. John Bickhart, the son-in-law of Doug
Howell, our Chief Financial Officer, is a business systems analyst lead and received total compensation of $421,723.
The following relatives of Mike Pesch, our Chief Executive Officer, Global Brokerage - Americas, were employed with us in 2025:
(i) Derek Van der Voort, his brother-in-law, is a branch manager in our brokerage segment and received total compensation of
$600,643, and (ii) Wes Van der Voort, his brother-in-law, is a branch manager in our brokerage segment and received total compensation of $891,541.
The total compensation (salary, bonus, and the grant value of equity and cash awards) of each related person described above was commensurate with that of other employees with equivalent qualifications and responsibilities and holding similar positions.

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Security Ownership by Certain Beneficial Owners and Management
The table below presents information concerning beneficial ownership of our common stock by: (i) each person we know to be the beneficial owner of more than 5% of our outstanding shares of common stock (as of the date indicated in the footnotes below);
(ii) each of our named executive officers, directors and director nominees (as of March 16, 2026); and (iii) all of our executive officers and directors as a group (as of March 16, 2026). The percentage calculations in this table are based on a total of 256,888,062 shares of our common stock outstanding as of the close of business on March 16, 2026. Unless otherwise indicated below, to our knowledge, the individuals and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable.

	Common Stock Issuable Within 60 Days of March 16, 2026
Name	Shares of Common Stock(1)		Stock Options	Restricted Stock Units (2)	Total Beneficial Ownership	Percent of Common Stock Outstanding
5% Stockholders
The Vanguard Group (3) 100 Vanguard Blvd. Malvern, PA 19355	25,553,064		—	—	25,553,064	9.9%
JP Morgan Chase & Co. (4) 383 Madison Ave, New York, NY 10179	20,155,017		—	—	20,155,017	7.8%
BlackRock, Inc. (5) 50 Hudson Yards New York, NY 10001	17,725,659		—	—	17,725,659	6.9%
Capital World Investors (6) 333 South Hope St, 55th Floor, Los Angeles, CA 90071	12,951,790		—	—	12,951,790	5.0%
Named executive officers, directors and nominees
Pat Gallagher	1,098,735	(7)	179,419	—	1,278,154	*
Doug Howell	304,456	(8)	62,128	—	366,584	*
Tom Gallagher	648,613	(9)	78,691	—	727,304	*
Patrick Gallagher	263,344	(10)	19,253	—	282,597	*
Walt Bay	90,238	(11)	52,885	—	143,123	*
Sherry Barrat	17,383		—	690	18,073	*
Deborah Caplan	850		—	690	1,540	*
Teresa Clarke	3,761		—	690	4,451	*
John Coldman	14,544		—	690	15,234	*
Richard Harries	613		—	690	1,303	*
David Johnson	45,348		—	690	46,038	*
Chris Miskel	8,618		—	690	9,308	*
Ralph Nicoletti	16,555		—	690	17,245	*
Norman Rosenthal	41,384	(12)	—	690	42,074	*
All directors and executive officers as a group (21 people)	2,901,858		640,901	6,210	3,548,969	1.4%
*      Less than 1%
(1)For executive officers, includes “notional stock units” held under our SS&T Plan (see page 40) and awards vesting within 60 days of March 16,
2026 under the DEPP (see page 40) for participants over the age of 61. Under the SS&T Plan, some of our executive officers have deferred equity awards upon vesting or elected to invest other deferred amounts into a Gallagher common stock fund. These deferred notional stock units are included because the plan permits participants to elect to move in and out of the Gallagher common stock fund and, as a result, participants have investment power with respect to the underlying shares.
(2)All non-management director unvested RSUs vest immediately upon a director’s departure from the Board, and are included because a director could depart the Board at his or her discretion and acquire rights to the underlying stock within 60 days.

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(3)Share total obtained from a Schedule 13G/A filed on February 13, 2024 by The Vanguard Group reporting ownership as of December 29, 2023.
Vanguard disclosed that it had sole voting power with respect to zero of these shares, shared voting power with respect to 273,811 shares, sole investment power with respect to 24,644,664 shares, and shared investment power with respect to 908,400 shares.
(4)Share total obtained from a Schedule 13G/A filed on October 31, 2025 by JP Morgan Chase & Co. reporting ownership as of September 30, 2025.
JP Morgan Chase & Co. disclosed that it had sole voting power with respect to 16,926,342 of these shares, shared voting power with respect to
199,223 of these shares, sole investment power with respect to 19,960,166 of these shares and shared investment power with respect to 193,607 of these shares.
(5)Share total obtained from a Schedule 13G/A filed on July 16, 2025 by BlackRock, Inc. reporting ownership as of June 30, 2025. BlackRock disclosed that it had sole voting power with respect to 15,917,665 of these shares and sole investment power with respect to the full number of shares disclosed.
(6)Share total obtained from a Schedule 13G filed on February 13, 2026 by Capital World Investors reporting ownership as of December 31, 2025.
Capital World Investors disclosed that it had sole voting power with respect to 12,752,906 of these shares, shared voting power with respect to zero of these shares, sole investment power with respect to 12,951,790 shares and shared investment power with respect to zero of these shares.
(7)Includes 153,788 notional stock units (see footnote (1) above); 219,995 shares held in trust for the benefit of his children by his wife, Anne
Gallagher, and another, as trustees, and over which he has shared voting and shared investment power; 270,175 shares held in a revocable trust of which his wife is the sole trustee and over which he has no voting or investment power and therefore disclaims beneficial ownership; 255,965 shares held by Elm Court LLC, a limited liability company of which the voting LLC membership interests are owned by Pat Gallagher and the non-
voting LLC membership interests are owned by a grantor retained annuity trust of which Pat Gallagher is the trustee; 66,703 shares held in an irrevocable trust of which he is the sole trustee; 5,328 shares held in trust for the benefit of his children of which he is the sole trustee; and 491 shares held in his 401(k) account.
(8)Includes 192,204 notional stock units (see footnote (1) above); 3,165 shares held by his wife, over which he has no voting or investment power and therefore disclaims beneficial ownership; and 491 shares held in his 401(k) account.
(9)Includes 11,446 notional stock units (see footnote (1) above); 62,295 shares held in a grantor retained annuity trust of which he is the sole beneficiary; 119,175 shares held in trusts for the benefit of his children, of which his wife is the sole trustee, and over which he has no voting or investment power and disclaims beneficial ownership; 32,428 shares held by his wife, over which he has no voting or investment power;
96,709 shares held in an irrevocable trust of which he is the sole trustee; and 491 shares held in his 401(k) account.
(10)Includes 907 notional stock units (see footnote (1) above); 83,407 shares held in an irrevocable trust by his mother, Anne Gallagher, and another, as trustees and over which he has no voting or investment power; 10,560 shares held in trusts for the benefit of his children, of which his wife is the sole trustee, and over which he has no voting or investment power; 53,262 shares held in a revocable trust of which his wife is the sole trustee and as to which he disclaims beneficial ownership; 21,032 shares held in trust for the benefit of the reporting person’s children, of which he is a trustee;
and 491 shares held in his 401(k) account.
(11)Includes 5,829 shares (see footnote (1) above) and 491 shares held in his 401(k) account.
(12)Includes 2,500 shares held in a joint brokerage account with Caryl Rosenthal and 2,000 shares held in a joint brokerage account with Marisa
Rosenthal. Dr. Rosenthal has shared voting and investment power with respect to these shares. Also includes 6,355 shares held under the Deferral
Plan for Nonemployee Directors (see page 17).
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the company’s directors and executive officers, and persons who own more than 10% of the company’s common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the company’s common stock. The company assists its directors and executive officers by monitoring transactions and completing and filing Section 16 reports on their behalf. To our knowledge, based solely on a review of the filed reports and written representations that no other reports are required, we believe that each of the company’s directors and executive officers complied with all such filing requirements in a timely manner during 2025, other than with respect to each Form 4 filed on behalf of all executive officers on March 5, 2025 to report a grant of stock options, which were filed one day late due to an administrative error.

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Equity Compensation Plan Information
The following table provides information as of December 31, 2025, regarding the number of shares of our common stock that may be issued under our equity compensation plans.

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	9,374,244	(1)	177.48	(2)	14,627,031 (3)
Equity compensation plans not approved by security holders	6,355	(4)	—		—
Total	9,380,599		177.48	(2)	14,627,031
(1)This amount includes the following:
•6,715,045 shares that may be issued in connection with outstanding stock options;
•184,498 shares that may be issued in connection with earned PSUs, and unearned PSUs valued at target levels; and
•2,474,701 unvested RSUs.
(2)Indicates the weighted average exercise price of the outstanding stock options included in column (a).
(3)This amount includes the following:
•10,185,524 shares available under the 2022 Long-Term Incentive Plan; and
•4,441,507 shares available under our Employee Stock Purchase Plan.
(4)This amount represents RSUs deferred by one of our directors, which were issued under the Restricted Stock Plan, an equity compensation plan not approved by stockholders under which we have outstanding awards. All of our directors, officers and employees were eligible to receive awards under the plan, which provided for the grant of contingent rights to receive shares of our common stock. Awards under the plan were granted at the discretion of the Compensation Committee. Each award granted under the plan represents the right of the holder of the award to receive shares of our common stock, cash or a combination of shares and cash, subject to the holder’s continued employment with us for a period of time after the grant date of the award. The Compensation Committee determined each recipient of an award under the plan, the number of shares of common stock subject to such an award and the period of continued employment required for the vesting of such award. The last year we made awards under this plan was 2009.

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Audit Matters

Ratification of Appointment of Independent Auditor	The Board recommends that you vote “FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026

The Audit Committee has considered the qualifications of Ernst & Young LLP and has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. As a matter of good governance, the
Board is submitting the appointment of Ernst & Young LLP to our stockholders for ratification. If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will consider the outcome of this vote in its future deliberations regarding the selection of our independent registered public accounting firm.
Principal Accountant Fees and Services
The following is a summary of Ernst & Young LLP’s fees for professional services rendered to us for the fiscal years ended
December 31, 2025 and 2024:

	2025	2024
Audit Fees(1)	$11,826,000	$9,461,000
Audit-Related Fees(2)	1,669,000	1,938,000
Tax Compliance Fees(3)	392,000	394,000
Tax Advisory Fees(4)	859,000	919,000
All Other Fees(5)	11,000	11,000
Totals	$14,757,000	$12,723,000
(1)Audit fees include fees associated with the annual audit of our company and our subsidiaries and the effectiveness of internal control over financial reporting, the review of our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, and statutory audits required internationally.
(2)Audit-related fees principally include issuance of service auditor reports (SOC 1 and SOC 2) related to operations at several of our subsidiaries, due diligence in connection with acquisitions, debt and equity issuance comfort letter procedures and advisory work related to our compliance with foreign statutory requirements.
(3)Tax compliance fees include fees associated with the preparation of our annual international tax returns and amendments to prior period Federal and state tax returns.
(4)Tax advisory fees include tax advice and tax planning related to international tax matters.
(5)All other fees principally include fees for access to an online accounting information database.
Audit fees were higher in 2025 due to increases in fees charged for audit services and an increase in scope of services provided primarily as a result of the AssuredPartners acquisition during 2025 and other audit-related matters. Audit-related fees were lower in
2025 due to decreased activity related to debt and equity issuance comfort letter procedures and service auditor reports. Tax advisory fees were lower in 2025 due to a decrease in scope of services primarily related to audits of prior period tax returns by tax authorities.
Audit Committee Pre-Approval Policies and Procedures
All audit services, audit-related services, tax services and other services for fiscal years 2025 and 2024 were pre-approved by the
Audit Committee. It is the policy of the Audit Committee to pre-approve the engagement of Ernst & Young LLP before we engage such firm to render audit or other permitted non-audit services. The Audit Committee has adopted procedures for pre-approving all audit and permitted non-audit services provided by Ernst & Young LLP. The Audit Committee annually pre-approves a list of specific services and categories of services, subject to a specified cost level. Part of this approval process includes making a determination as to whether permitted non-audit services are consistent with the SEC’s rules on auditor independence. The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee for the types of services that Ernst & Young LLP has historically been retained to perform related to integrated audit and other recurring services, subject to reporting any such approvals at the next
Audit Committee meeting.
A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative so desires.

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Audit Committee Report
The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of the company’s financial statements, risk assessment and risk management, and compliance with legal and regulatory requirements. The Audit Committee manages the company’s relationship with and is responsible for the appointment, retention, termination and compensation of Ernst & Young LLP. Ernst & Young LLP has served as the company’s auditor since 1973. The Audit Committee reviews Ernst & Young LLP’s independence, capabilities, expertise, performance and fees in deciding whether to retain its services.
The company’s management is responsible for the preparation, presentation and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. Ernst & Young LLP is responsible for auditing the company’s consolidated financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the company’s internal controls over financial reporting. The Audit
Committee monitors the financial reporting process and reports its findings to the Board.
The Audit Committee carried out its duties and responsibilities, including the following specific actions:
•Reviewed and discussed with management and Ernst & Young LLP the company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2025 and its internal control over financial reporting as of
December 31, 2025;
•Reviewed and discussed with Ernst & Young LLP all matters required to be discussed by applicable standards of the
Public Company Accounting Oversight Board (PCAOB) and the SEC; and
•Obtained the written disclosures and letter from Ernst & Young LLP regarding its communications with the Audit
Committee concerning Ernst & Young LLP’s independence as required by the PCAOB, including the requirements under
PCAOB Rule 3526, and has discussed with Ernst & Young LLP its independence.
Based on these reviews and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC. The Audit Committee believes that the retention of
Ernst & Young LLP to serve as the company’s independent registered public accounting firm is in the best interests of the company.
AUDIT COMMITTEE
Ralph Nicoletti (Chair)
Teresa Clarke
Richard Harries
Norman Rosenthal

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Compensation Discussion and Analysis
See Exhibit A for additional information regarding the non-GAAP financial measures referred to in this Proxy Statement (adjusted revenue, adjusted EBITDAC, adjusted EBITDAC per share, adjusted EBITDAC margin and organic revenue growth as used in our annual cash incentive and performance share unit programs), including required reconciliations to the most directly comparable GAAP financial measures.

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Overview of Our Executive Compensation Program
The Compensation Committee (the Committee) believes that our executive compensation program promotes the long-term interests of the company and its stockholders. We reward performance by emphasizing a balance of short- and long-term compensation vehicles. The key principles and features of the program are set forth below.

Pay for Performance	Attract and Retain World-Class Talent

•Our program emphasizes at-risk incentive award
opportunities tied to key financial measures.
•Maximum award opportunities under our annual
cash incentive program are determined based on
achievement of adjusted revenue and adjusted
EBITDAC growth goals set by the Committee. Final
award determinations reflect the Committee’s
consideration of additional factors including organic
revenue growth, adjusted EBITDAC margin,
divisional performance and individual achievement.
•Performance share units (PSUs), representing 75%
of our CEO’s and 60% of other executive officers’
long-term incentive compensation, are tied to three-
year growth in adjusted EBITDAC per share.

•Compensation elements and award opportunities
enable us to compete effectively for executive talent.
•The Committee engages an external compensation
consultant to conduct a market assessment to
ensure that our program is highly competitive.
•High performers are awarded above-target pay
when company performance goals are exceeded.
•Deferred Equity Participation Plan (DEPP) awards,
which provide executive officers with long-term
deferred compensation, also encourage retention
through deferred vesting of awards until at least
age 62.

Stockholder Alignment	Committee Discretion

•PSUs, stock options and DEPP awards (see above)
encourage executive officers to pursue the growth of
our business in a way that benefits stockholders
over the long term.
•Our executive officers own significant amounts of
company stock and are subject to rigorous stock
ownership guidelines.

•While annual incentive awards are determined
primarily based on achievement of company
performance objectives, the Committee exercises
discretion when necessary to adjust awards based
on factors such as organic revenue growth,
individual or division performance, changes in
accounting standards, economic or business
conditions, promotion of our cultural values or
similar matters.

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Key Executive Compensation Practices
The Committee continually evaluates best practices related to executive compensation and considers modifications to our executive compensation program that support our strategic objectives, provide an appropriate balance of risk and reward for our named executive officers, and align their compensation with the long-term interests of the company. In 2025, stockholders expressed support for our executive compensation program, approving our “say on pay” proposal with 91.2% of the vote. As such, no changes were made to our executive compensation program as a result of the 2025 say on pay vote. The following charts summarize certain of our key executive compensation practices.

What We Do	What We Don’t Do
Double-trigger change-in-control agreements

Our equity plans require the Board to approve any accelerated payouts on a change in control (no automatic single-trigger vesting)
PSUs with three-year performance period

Minimum vesting requirements for equity awards under our plans. PSUs cliff vest in three years and stock options vest ratably over years three through five

Equity grant policy, including a uniform grant date for annual equity awards (see below)
Compensation clawback/recovery policies (see below)

Rigorous stock ownership guidelines (see below)

No automatic single-trigger change-in-control payments in our equity plans or our change in control agreements

No new excise tax gross-ups in executive officer change-in-control agreements

No guaranteed incentive awards for executive officers

No employment agreement with any of our named executive officers

No pledges of common stock by directors or executive officers

No hedging of common stock by directors, executive officers or other employees (see below)

No excessive perquisites or related tax gross-ups

No stock option repricing or stock option cash buyouts in equity plans
Equity Award Grant Practices. The Committee has adopted a policy regarding the granting of equity-based awards, including stock options and PSUs granted to named executive officers. Under the policy, annual equity awards are generally granted on March 1 and other equity awards (such as retention, new hire or promotion awards) are granted on predetermined dates intended to be outside of blackout periods under our Insider Trading Policy. However, in limited circumstances, the Board, Committee or General Counsel may approve grants to be effective at other times, including in the event a predetermined date falls within a blackout period. During 2025, we did not time or set the terms of equity awards to take advantage of the release of earnings or take into account other material nonpublic information, and we did not time our disclosure of material nonpublic information to benefit award recipients.
Clawbacks. As required by the NYSE, the Board has adopted an Incentive Compensation Recovery Policy under which the company will seek to recover incentive compensation “erroneously awarded” to Section 16 Officers in the event of a qualifying accounting restatement. In addition, our plan documents and award agreements provide that the company may recover executive officers’ annual cash incentive and equity awards in the event of certain material misconduct or behavior that could cause harm to stockholders or material reputational risk to the company. This includes activity contrary, inimical, or harmful to the interests of the company, that violates company policies including our Insider Trading Policy and Global Standards of Business Conduct or conduct that could give rise to criminal or civil penalties.
Stock Ownership Guidelines. As set forth in our Governance Guidelines, executive officers with at least five years of service are expected to own an amount of our common stock with a value equal to a multiple of his or her annualized base salary, as follows: six times annualized base salary for the Chief Executive Officer, four times annualized base salary for the Chief Financial Officer and three times annualized base salary for the other executive officers. For purposes of determining whether executive officers have met the stock ownership guidelines, shares owned directly and unvested RSUs, deferred vested shares, and amounts deemed invested in company stock through the company’s nonqualified deferred compensation plans (including the DEPP and the SS&T Plan), are included in calculating ownership levels. All of our executive officers are currently in compliance with these guidelines. See “Director Compensation” for information regarding stock ownership guidelines applicable to our directors.
Hedging. See “Special and Prohibited Transactions - Hedging Transactions” in our Insider Trading Policy filed as Exhibit 19 to our
2025 Annual Report on Form 10-K.

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2025 Compensation
Components of Compensation for Named Executive Officers

Compensation Element	Objective	Key Features

Base Salary	Recognize the experience and expertise of our named executive officers and compensate them for fulfilling the duties and responsibilities of their positions
Base salaries reflect internal pay equity considerations
and may be increased from time to time based on job
performance, promotion into a new role, expansion of
duties, or market conditions
See 2025 Compensation Actions for the 2025 base salary
decisions for our named executive officers

Annual Cash Incentives	Reward strong operational and financial performance that further short-term strategic objectives
Maximum annual cash incentive opportunities are tied to
significant growth in adjusted revenue and adjusted
EBITDAC. Final awards are subject to the Committee’s
discretion and are determined by the Committee based on
various factors, including the company’s organic revenue
growth, individual or division performance, changes in
accounting standards, economic or business conditions,
promotion of our cultural values or similar matters
See page 29 for more information

Long-Term Incentives	Tie a significant portion of compensation to our long-term performance, promote retention of named executive officers and align their financial interests with those of stockholders
PSUs and stock options each tie named executive officers’
long-term wealth to the performance of our stock while
multi-year vesting requirements reinforce sustainable
value creation and promote retention of key
executive officers
See pages 29 to 35 for more information

Deferred Equity Participation Plan (DEPP)
Provide named executive officers with
long-term deferred compensation,
promote retention of named executive
officers through deferred vesting and
align their financial interests with
those of stockholders

Vesting of awards is deferred until named executive
officers reach age 62, and for at least one-year increments
after age 61
Each named executive officer has made irrevocable
elections to invest their awards in a fund representing our
common stock
See page 40 for more information

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Annual Cash Incentives
In 2025, consistent with performance results, the Committee approved maximum awards under our annual cash incentive program, determined as follows: (i) target awards of 265% of base salary for our CEO and 150% of base salary for our other named executive officers, multiplied by (ii) a percentage determined by the combination of adjusted revenue growth and adjusted EBITDAC growth set forth in the table below. The percentages in the table below represent maximum award opportunities and the Committee retains discretion to reduce awards for performance that does not meet its objectives. See “Comparative Market Assessment” below for more information regarding these percentages.

Maximum Award Opportunity (% of Target)		Adjusted Revenue Growth*
		0% to 2.49%	2.5% to 4.99%	5% to 7.49%	7.5% to 9.99%	≥ 10%
	0% to 4.99%	100%	100%	100%	100%	100%
Adjusted	5% to 9.99%	100%	100%	125%	125%	150%
EBITDAC	10% to 13.99%	100%	125%	150%	150%	175%
Growth*	14% to 19.99%	100%	125%	150%	175%	200%
	≥ 20%	100%	150%	175%	200%	200%
*     We define “adjusted EBITDAC” for our annual cash incentives and PSUs as follows: EBITDAC for the brokerage and risk management segments excluding (i) gains on sales of books of business, (ii) lease abandonment and workforce termination charges, and (iii) the effect of foreign currency translation. Unlike adjusted EBITDAC as presented in our most recently filed Annual Report on Form 10-K, in this context the measure does not exclude acquisition integration costs other than de minimis amounts included therein related to severance costs and does not give effect to current year foreign exchange hedge activity. See Exhibit A for the definition of “adjusted revenue.”
For the annual cash incentive program, the Committee uses adjusted revenue growth and adjusted EBITDAC growth as defined above because it believes these measures:
•incentivize our executive officers to make business decisions that align with the long-term interests of our stockholders,
•hold our executive officers accountable for integration expenses associated with our merger and acquisition activity, and
•provide strong line of sight between operating decisions and the annual cash incentives earned by our executive officers.
The growth thresholds set by the Committee for maximum award opportunities are intended to be aggressive and difficult to achieve, attainable only with strong outperformance at any given position within the insurance market cycle. In 2025, we achieved adjusted revenue growth of 20.7% and adjusted EBITDAC growth of 25.7%. Based on this performance, as highlighted in the table above, each named executive officer qualified for a maximum award opportunity of 200% of his target award. Final awards for each named executive officer, discussed under 2025 Compensation Actions, were determined in the discretion of the Committee taking into account achievements of the company, the applicable division and each individual, among other factors.
Long-Term Incentives
In 2025, the Committee determined a target long-term incentive award value (as a percentage of base salary) for each named executive officer. The Committee based this target value upon a number of factors including retention considerations, internal pay equity, our historical practices and external market data (see discussion of pay comparison groups on page 37). The Committee allocated the target award value for each named executive officer between PSUs and stock options. PSUs continue to make up the largest portion of each named executive officer’s award due to the Committee’s commitment to drive business performance and align executive interests with stockholder interests.
For the PSUs, the Committee uses a three-year average of adjusted EBITDAC per share growth (as defined) because it believes this measure:
•incentivizes our executive officers to make business decisions that align with the long-term interests of our stockholders,
•holds our executive officers accountable for integration expenses associated with our merger and acquisition activity,
•provides strong line of sight between operating decisions and the long-term incentives earned by our executive officers, and
•encourages executive officers to be prudent in the use of common stock to finance our merger and acquisition activity.

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Set forth below is the target award value and allocation between award types for each named executive officer. See 2025
Compensation Actions for the actual grant date fair value of the PSU and stock option awards granted.

Named Executive Officer	Target Percent of Salary*	Target Grant Amount	Performance Share Units	Stock Options
Pat Gallagher	550%	$8,250,000	75%	25%
Doug Howell	300%	$3,150,000	60%	40%
Tom Gallagher	300%	$3,375,000	60%	40%
Patrick Gallagher	300%	$2,700,000	60%	40%
Walt Bay	300%	$2,575,000	60%	40%
*   See Results of the Comparative Market Assessment on page 38 for more information regarding these percentages.
PSUs. PSUs are granted on a provisional basis and are earned based on our average annual growth in “adjusted EBITDAC” per share (see the definition of “adjusted EBITDAC” under Annual Cash Incentives) over a three-year period. The award is forfeited for growth of less than 4%; 4-9% growth results in a number of earned PSUs interpolated on a straight-line basis between 50% and
100%; 9-14% of growth results in a number of earned PSUs interpolated on a straight-line basis between 100% and 200%; and
growth of 14% and above results in named executive officers earning 200% of their original award amounts. Earned PSUs vest on the third anniversary of the grant date and settle in shares. For 2025, our one-year growth in adjusted EBITDAC per share was 8.2%.
PSUs granted in 2025 and earned on the basis of average 2025-2027 performance will vest on March 1, 2028 and PSUs granted in
2024 and earned on the basis of average 2024-2026 performance will vest on March 1, 2027. Based on 2023-2025 average annual growth in adjusted EBITDAC per share of 14.2%, named executive officers earned 200% of PSUs granted in 2023. See Outstanding
Equity Awards at 2025 Fiscal Year End and 2025 Option Exercises and Stock Vested for more information.
Stock Options. Stock options vest one-third on each of the third, fourth and fifth anniversaries of the grant date. See Outstanding
Equity Awards at 2025 Fiscal Year-End and 2025 Option Exercises and Stock Vested for information regarding vesting and exercise activity in 2025 for these awards.
Perquisites
In order to support our named executive officers’ efficiency and safety in the performance of their duties, the Board has approved the use of private aircraft by named executive officers for business travel, as well as for personal travel when approved by our CEO.
Named executive officers also received corporate and auto insurance, financial advisory services and other perquisites as reported in footnote (5) to the 2025 Summary Compensation Table. In addition, the company provides for reimbursement of certain taxes incurred outside the U.S. The company does not provide tax gross-ups on perquisites. See footnote (5) to the 2025 Summary Compensation
Table for information about any such expenses for named executive officers in 2025.

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2025 Compensation Actions

Pat Gallagher	Chairman and CEO

Performance
The Committee believes that Pat Gallagher performed
extremely well in 2025. Our combined brokerage and risk
management segments achieved total adjusted revenue
growth of 20.7%, adjusted EBITDAC growth of 25.7%, and
adjusted EBITDAC per share growth of 8.2% (for definitions
of these measures see Annual Cash Incentives above).
The company’s consistent, strong financial performance has
translated into significant stockholder value over the long term.
See Pay versus Performance, below, for our total return to
shareholders (TSR) over the past five years compared to
our peers.
In addition, the Committee recognized the following aspects of
Pat Gallagher’s performance:
ORGANIC GROWTH. The company achieved 6% organic
revenue growth in both of its reporting segments during
the year.
MERGERS AND ACQUISITIONS. The company completed
its acquisition of AssuredPartners, the largest acquisition in its history and the largest acquisition in the history of the
insurance brokerage industry. The company also made
significant progress integrating AssuredPartners during the
third and fourth quarters. Including AssuredPartners, the
company completed a total of 33 acquisitions representing
$3.6 billion in estimated total acquired annualized revenue.
PRODUCTIVITY. The company increased its adjusted
EBITDAC margin 150 basis points to 34.8%, reflecting core
efficiency gains as well as interest income from cash held from our AssuredPartners financing.
CAPITAL MANAGEMENT. The company returned $674
million to stockholders as dividends, maintained significant liquidity and remained well within its debt covenants.
CULTURE AND PEOPLE. Pat Gallagher was highly effective
in leading the cultural integration of AssuredPartners into
Gallagher. In addition, Pat Gallagher continued to make
progress on the company’s people and talent initiatives,
including initiatives to attract, develop and retain highly
qualified diverse talent at all levels of the organization. Finally,
Pat Gallagher continued to effectively promote our culture to our more than 72,000 colleagues around the world.
Compensation Based on Pat Gallagher’s and the company’s performance, the Committee made the following compensation decisions for 2025:

BASE SALARY increased from $1,300,000 to $1,500,000.

ANNUAL CASH INCENTIVE $7,950,000, 200% of his target award.

2025 TARGET PSU AWARD 19,481 PSUs with a grant date value of $6,579,513.

STOCK OPTION AWARD 22,727 stock options with an exercise price of $337.74 and a grant date value of $2,233,382.

DEPP AWARD $1,700,000.

In early 2025, the Committee approved an increase
in Pat Gallagher’s base salary (see above) and an
increase in his 2025 target long-term incentive award
from 500% to 550% of base salary. Please see
“Comparative Market Assessment” below. The
Compensation Committee believes that these
changes i) ensure that total target pay is competitive
to market, ii) improve the alignment between Pat
Gallagher’s compensation and the long-term
interests of the company and its stockholders and iii)
are supported by Pat Gallagher’s and the company’s
strong performance.

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Doug Howell	Chief Financial Officer

Performance
The Committee evaluated Doug Howell’s performance in
light of the company’s overall performance as described
above for Pat Gallagher. In addition, the Committee
considered the following items:
•his contributions as a member of the senior
management team to the company’s strong overall
financial performance;
•his leadership of expense saving initiatives, resulting in an increase of our adjusted EBITDAC margin of 150 basis
points to 34.8%;
•success in maintaining investment grade credit ratings
from S&P, Moody’s and Fitch in support of the company’s
public debt;
•his contributions to completing the AssuredPartners
acquisition; and
•his leadership role preparing for the integration of
AssuredPartners’ finance, accounting and IT
organizations and significant progress with such
integration activities during the third and fourth quarters.
Compensation Based on Doug Howell’s and the company’s performance, the Committee made the following compensation decisions for 2025:

BASE SALARY increased from $950,000 to $1,050,000.

ANNUAL CASH INCENTIVE $3,675,000, 200% of his target award.

2025 TARGET PSU AWARD 5,951 PSUs with a grant date value of $2,009,891.

STOCK OPTION AWARD 13,884 stock options with an exercise price of $337.74 and a grant date value of $1,364,381.

DEPP AWARD $600,000.

ASSUREDPARTNERS ACQUISITION AWARD – in
consideration of his leadership role in the
AssuredPartners acquisition, including negotiation of
the acquisition agreement and completion of debt
and common stock offerings to finance the
transaction, Doug Howell was awarded a special
recognition bonus of $1,000,000 in early 2026.

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Tom Gallagher	President

Performance
In evaluating Tom Gallagher’s performance in 2025, the
Committee considered the following items:
•his contributions as a member of the senior
management team to the company’s strong overall
financial performance;
•his contributions to the integration of AssuredPartners into our global businesses;
•his efforts supporting our mergers and acquisitions
program across the company; and
•his efforts to promote our culture to merger partners and
our colleagues around the world.
Compensation Based on Tom Gallagher’s and the company’s performance, the Committee made the following compensation decisions for 2025:

BASE SALARY remained the same at $1,125,000.

ANNUAL CASH INCENTIVE $3,397,500, 200% of his target award.

2025 TARGET PSU AWARD 6,376 PSUs with a grant date value of $2,153,430.

STOCK OPTION AWARD 14,876 stock options with an exercise price of $337.74 and a grant date value of $1,461,865.

DEPP AWARD $600,000.

ASSUREDPARTNERS ACQUISITION AWARD – in consideration of his contributions to the AssuredPartners acquisition, Tom Gallagher was awarded a special recognition bonus of $250,000 in early 2026.

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Patrick Gallagher	Chief Operating Officer

Performance
In evaluating Patrick Gallagher’s performance in 2025, the
Committee considered the following items:
•his contributions as a member of the senior
management team to the company’s strong overall
financial performance;
•his contributions to completing the acquisition of
AssuredPartners;
•his leadership of the AssuredPartners integration;
•his leadership role in promoting organic growth and
innovation across the company’s operating divisions,
including continued development of the company’s data
and analytics capabilities; and
•his significant efforts to promote our culture across
the company.
Compensation Based on Patrick Gallagher’s and the company’s performance, the Committee made the following compensation decisions for 2025:

BASE SALARY increased from $850,000 to $900,000.

ANNUAL CASH INCENTIVE $3,150,000, 200% of his target award.

2025 TARGET PSU AWARD 5,101 PSUs with a grant date value of $1,722,812.

STOCK OPTION AWARD 11,901 stock options with an exercise price of $337.74 and a grant date value of $1,169,511.

DEPP AWARD $300,000.

ASSUREDPARTNERS ACQUISITION AWARD – in
consideration of his contributions to the
AssuredPartners acquisition, including leadership of
integration planning efforts, Patrick Gallagher was
awarded a special recognition bonus of $750,000 in
early 2026.

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Walt Bay	General Counsel and Secretary

Performance
In evaluating Walt Bay’s performance in 2025, the
Committee considered the following items:
•his contributions as a member of the senior
management team to the company’s strong overall
financial performance;
•his leadership in obtaining regulatory approvals for the
AssuredPartners acquisition;
•strong leadership of the company’s legal and
compliance departments;
•successful management of the company’s legal and
reputational risks, including litigation, mergers and
acquisitions and regulatory compliance issues; and
•his role as a strategic advisor to our Board, CEO and
executive management team on key legal and
business matters.
Compensation Based on Walt Bay’s and the company’s performance, the Committee made the following compensation decisions for 2025:

BASE SALARY increased from $800,000 to $850,000.

ANNUAL CASH INCENTIVE $2,975,000, 200% of his target award.

2025 TARGET PSU AWARD 4,864 PSUs with a grant date value of $1,642,762.

STOCK OPTION AWARD 11,350 stock options with an exercise price of $337.74 and a grant date value of $1,115,365.

DEPP AWARD $450,000.

ASSUREDPARTNERS ACQUISITION AWARD –
in consideration of his leadership role in the
AssuredPartners acquisition, including negotiation of
the acquisition agreement and leadership of the
regulatory approval process, Walt Bay was awarded
a special recognition bonus of $1,000,000 in
early 2026.

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Compensation Decision-Making Process
The Committee is responsible for determining compensation opportunities for our named executive officers, establishing the annual total value to be transferred through our equity plans, setting thresholds, targets and maximum awards for incentive compensation, establishing performance measures and approving final award amounts. To determine compensation opportunities for our named executive officers, the Committee takes into account the compensation objectives noted earlier under Components of Compensation for Named Executive Officers, compensation data for our comparison groups, trends in the financial service and insurance brokerage sectors and the strategic value of a given role, among other factors. The Committee may delegate to a subcommittee, members of the
Board or officers or other employees of the company all or any portion of the Committee’s authority, duties and responsibilities, to the extent permitted by law or applicable plan documents.
Tally Sheets
The Committee also considers the data compiled in a tally sheet prepared by management for each named executive officer. Tally sheets provide:
•a comprehensive view of our compensation payout exposure under various termination scenarios (for example, voluntary or involuntary termination, retirement, and change in control);
•details regarding all compensation, benefits and perquisites delivered to our named executive officers during the most recent four-
year period and a projection for the coming year; and
•an analysis of equity and deferred compensation, which provides insight into total wealth accumulation for each officer, as well as the sensitivity of these figures to changes in our stock price.
This information provides a comprehensive context in which the Committee can determine the appropriate type and amount of compensation for each named executive officer.
Role of the CEO
At the beginning of each year, Pat Gallagher proposes performance objectives for the company and himself. The Committee and the
Board review these objectives with Mr. Gallagher and make modifications as necessary. Following this review and discussion, the
Committee and the Board finalize and approve the objectives for Mr. Gallagher and the company. The objectives include both quantitative financial measurements and qualitative strategic and operational considerations that focus on factors Mr. Gallagher and the Board believe create long-term stockholder value. Mr. Gallagher reviews and discusses preliminary considerations regarding his own compensation with the Committee but does not participate in the Committee’s final determination of his compensation.
Mr. Gallagher also reviews the performance of each other named executive officer and presents a summary of these performance reviews to the Committee, along with preliminary recommendations regarding salary adjustments, if any, and annual award amounts.
Role of the Compensation Consultant
The Committee retained Pearl Meyer as its independent executive compensation consultant. In connection with its engagement, Pearl
Meyer attended meetings of the Committee, reviewed 2025 proxy season results and implications for our pay practices; assisted in the review and confirmation of our peer group for executive compensation and performance review purposes; provided updates on emerging executive compensation trends, including proxy advisory firm and regulatory developments; and reviewed and assessed individual elements of our pay programs for executive officers, including the competitiveness of pay levels and incentive program design. The Committee assessed Pearl Meyer’s independence pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent Pearl Meyer from serving as an independent consultant to the Committee.

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Comparative Market Assessment
The Committee reviews compensation data from two different comparison groups as a market reference for its named executive officer compensation decisions.
2025 Proxy Comparison Group
The Committee uses the Proxy Comparison Group as a reference point for our compensation plan structure, pay mix, general equity granting practices and individual pay levels. This group is focused on our direct competitors for executive talent. Its members are selected from insurance brokers and carriers and from professional and financial services companies that may compete with us for executive talent or in specific lines of business. The companies listed under “Insurance Brokers” are of particular interest for the
Committee given that they compete directly with us for executive talent.
The Committee used the companies set forth below for its comparative market assessment and compensation decisions in the first quarter of 2025. (See Results of the Comparative Market Assessment below).

Insurance Brokers •Aon plc •Brown & Brown, Inc. •Marsh & McLennan Companies, Inc. •Willis Towers Watson plc
Professional / Financial
Services Firms
•Automatic Data Processing, Inc.
•The Bank of New York Mellon Corporation
•The Charles Schwab Corporation
•Fidelity National Financial, Inc.*
•Fidelity National Information Services, Inc.
•Fiserv, Inc.
•Franklin Resources, Inc.*
•Moody’s Corporation
•Northern Trust Corporation*
•Raymond James Financial, Inc.
•S&P Global Inc.
•State Street Corporation

Insurance Carriers •American International Group, Inc. •Chubb Limited •The Hartford Insurance Group, Inc. •The Travelers Companies, Inc.

*     In the third quarter of 2025, the Committee approved the removal of these companies from the 2026 Proxy Comparison Group
(used by the Committee in the first quarter of 2026 to support 2026 compensation decisions). These companies were removed because of their small market capitalizations, revenue and employee counts compared to the company.
Survey Comparison Group
The Committee also uses a Survey Comparison Group as a reference point for individual pay levels for certain executive positions.
This group consists of insurance and general industry companies similar to us in total assets, revenue or number of employees. In
2025, the Committee reviewed pay data from published surveys conducted by Aon-Hewitt.

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Results of the Comparative Market Assessment
For 2025, the Committee examined the total direct compensation opportunity (base salary, annual cash incentives and long-term incentives) for each named executive officer, as well as individual elements of compensation. Data from the Proxy Comparison Group and Survey Comparison Group were used as a market reference for compensation decisions. The Committee does not target total compensation to a specific percentile of comparison group compensation.
The comparative market assessment showed that target long-term incentives were below the 50th percentile for Pat Gallagher and below the 50th percentile for the other named executive officers as a group compared to the Proxy Comparison Group. The assessment also showed that target short-term incentives were approximately at the 50th percentile for Pat Gallagher and significantly below the 50th percentile for the other named executive officers. Taking the results of this assessment into consideration, the
Committee approved increases in the long-term incentive targets for named executive officers, other than Pat Gallagher, from 200% of salary to 300% of salary, and for Pat Gallagher from 500% to 550% of salary, and increases in annual cash incentive targets for named executive officers, other than Pat Gallagher, from 150% of salary to 175% of salary (with no increase in such target for
Pat Gallagher).

Compensation Committee Report
The Compensation Committee oversees the company’s compensation program for named executive officers on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth above.
Based on the review and discussion referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the company’s 2026 Proxy Statement and incorporated by reference in its 2025 Annual Report on Form 10-K, which it files with the SEC.
Compensation Committee
Deborah Caplan (Chair)
Sherry Barrat
David Johnson
Chris Miskel

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Executive Compensation Tables
2025 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Bonus ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Pat Gallagher Chairman and Chief Executive Officer	2025	1,500,000	6,579,513	2,233,382	7,950,000	—	194,116	2,288,049	20,745,060
	2024	1,300,000	4,970,164	1,892,456	6,890,000	—	455	2,395,968	17,449,043
	2023	1,300,000	3,988,775	1,388,841	5,850,000	—	36,498	2,932,108	15,496,222
Doug Howell Chief Financial Officer	2025	1,050,000	2,009,891	1,364,381	3,675,000	1,000,000	2,890	921,466	10,023,628
	2024	950,000	1,162,173	885,093	2,850,000	—	11	889,383	6,736,660
	2023	950,000	804,166	559,949	2,375,000	—	984	1,177,179	5,867,278
Tom Gallagher President	2025	1,125,000	2,153,430	1,461,865	3,937,500	250,000	87,265	962,937	9,977,997
	2024	1,125,000	1,376,245	1,048,119	3,375,000	—	—	1,183,256	8,107,619
	2023	1,000,000	846,490	589,410	2,500,000	—	27,671	1,725,962	6,689,533
Patrick Gallagher Chief Operating Officer	2025	900,000	1,722,812	1,169,511	3,150,000	750,000	—	593,291	8,285,614
	2024	850,000	1,039,916	791,896	2,550,000	—	—	522,115	5,753,927

Walt Bay General Counsel and Secretary	2025	850,000	1,642,767	1,115,365	2,975,000	1,000,000	—	675,292	8,258,424
	2024	800,000	994,130	756,982	2,400,000	—	—	690,010	5,641,122
	2023	725,000	627,784	437,155	1,812,500	—	—	870,068	4,472,507
(1)This column includes the full grant date fair value of PSUs and RSUs granted during each fiscal year. The amounts reported in this column have been calculated in accordance with FASB ASC Topic 718, Compensation – Stock Compensation. The amounts reported in this column for PSUs granted during each fiscal year represent the value of each award at the grant date based upon the probable outcome of the performance conditions under the program, determined in accordance with FASB ASC Topic 718. In accordance with SEC rules, any estimate for forfeitures is excluded from, and does not reduce, such amounts. Maximum payouts for the 2025 PSU awards as of the date of grant were as follows: Pat
Gallagher – $13,159,026 Doug Howell – $4,019,781; Tom Gallagher – $4,306,860; Patrick Gallagher – $3,445,623; and Walt Bay – $3,285,535. For
a discussion of PSUs, see page 29. For additional information on the valuation assumptions with respect to stock grants, refer to Note 12 to our consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025.
(2)This column represents the full grant date fair value of stock option awards granted during each fiscal year. The amounts reported in this column have been calculated in accordance with FASB ASC Topic 718. In accordance with SEC rules, any estimate for forfeiture is excluded from, and does not reduce, such amounts. For additional information on the valuation assumptions with respect to option grants, refer to Note 10 to our consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025.
(3)This column represents annual performance-based cash incentive awards related to services rendered in 2023, 2024 and 2025. Awards are reported for the year in which they are earned, regardless of the year in which they are paid. The 2023, 2024 and 2025 awards were paid fully in cash in April of 2024 and 2025 and expected to be paid April of 2026, respectively.
(4)The amounts set forth for 2025 represent special recognition bonuses awarded to Doug Howell, Tom Gallagher, Patrick Gallagher and Walt Bay in
connection with their contributions to completing the AssuredPartners acquisition. These amounts are expected to be paid out in April of 2026.
(5)The amounts shown in this column represent the aggregate change in actuarial present value of each named executive officer’s benefits under our pension plan, except where such change is a negative value. When that is the case, SEC rules require that a zero be included in this table.
In 2025, such figure was $(151.04) for Patrick Gallagher. Walt Bay does not have any accrued benefits under our pension plan.

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(6)For 2025, includes the following:

Named Executive Officer	DEPP Awards* ($)	SS&T Plan Match** ($)	401(k) Match*** ($)	Corporate Auto & Insurance ($)	Financial Advisory Services ($)	Non U.S. Tax Reimbursement ($)	Private Aircraft**** ($)	Other***** ($)
Pat Gallagher	1,700,000	402,000	17,500	8,664	—	—	95,420	64,465
Doug Howell	600,000	177,500	17,500	8,664	19,285	—	57,516	41,001
Tom Gallagher	600,000	207,500	17,500	5,064	—	—	83,788	49,085
Patrick Gallagher	300,000	155,000	17,500	5,100	—	—	55,078	60,613
Walt Bay	450,000	145,000	17,500	8,664	19,285	—	13,678	21,165
*      Deferred Equity Participation Plan (DEPP)
Deferred cash awards under the DEPP are nonqualified deferred compensation awards under Section 409A of the Internal Revenue Code.
Each named executive officer has made an irrevocable election to have such awards deemed invested in a fund representing shares of our common stock. Awards under the DEPP do not vest until participants reach age 62 (or 13 months after the date of grant for participants over the age of 61, which applies to Pat Gallagher, Doug Howell, Tom Gallagher and Walt Bay). Accordingly, amounts in the plan are subject to forfeiture in the event of a voluntary termination of employment prior to age 62 (or the minimum one-year vesting period). Awards deemed invested in our common stock provide an incentive for our named executive officers to manage our company for earnings growth and total shareholder return. In addition, the deferred realization of these awards encourages retention of our named executive officers until a normal retirement age, and for one-year increments after such age.
**    Supplemental Savings and Thrift Plan (SS&T Plan) Match
The SS&T Plan allows certain highly compensated employees (those with compensation greater than an amount set annually by the Internal
Revenue Service (IRS) to defer up to 80% of their base salary and annual cash incentive payment. We match any deferrals of salary and annual cash incentive payments on a dollar-for-dollar basis up to the lesser of (i) the amount deferred or (ii) 5% of the employee’s regular earnings minus the maximum contribution that we could have matched under the 401(k) Plan. All such cash deferrals and match amounts may be deemed invested, at the employee’s election, in a number of investment options that include various mutual funds, an annuity product and a fund representing our common stock. Amounts held in the SS&T Plan accounts are payable as of the employee’s termination of employment, or at such other time as the employee elects in advance of the deferral, subject to certain exceptions set forth in IRS regulations.
***   401(k) Match
Under our 401(k) Savings and Thrift Plan (401(k) Plan), a tax qualified retirement savings plan, participating employees, including our named executive officers, may contribute up to 75% of their earnings on a before-tax or after-tax basis into their 401(k) Plan accounts, subject to limitations imposed by the IRS. For fiscal year 2025, we matched an amount equal to one dollar for every dollar an employee contributed on the first 5% of his or her regular earnings, subject to standard IRS compensation limits. The 401(k) Plan has other standard terms and conditions.
**** Private Aircraft
Amounts in this column represent the incremental cost to the company of personal use of private aircraft. See page 30 for additional information. The incremental cost of aircraft chartered by the company is calculated as the actual cost to the company for the applicable chartered flight. The incremental cost of personal use of company-owned aircraft is calculated using the hourly incremental variable cost for flight services, including fuel costs, crew trip expenses and landing and parking fees. Fixed costs that do not change based on usage, such as pilot salaries, amortized costs of the company aircraft and maintenance costs not related to trips, are excluded. Where more than one executive officer was on the same flight, the cost was allocated proportionally between them. The imputed income attributable to such flights was taxable income and the associated taxes were not reimbursed or paid by the company.
*****Other
Amounts in this column include club memberships not exclusively for business use, cell phone allowance, corporate event tickets and security.

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2025 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Plan	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Pat	LTIP(1)	3/1/25	—	—	—	—	—	—	—	22,727	337.74	2,233,382
Gallagher	LTIP(2)	3/1/25	—	—	—	9,741	19,481	38,962	—	—	—	6,579,513
	ANNUAL(3)	N/A	N/A	3,975,000	7,950,000	—	—	—	—	—	—	N/A
Doug	LTIP(1)	3/1/25	—	—	—	—	—	—	—	13,884	337.74	1,364,381
Howell	LTIP(2)	3/1/25	—	—	—	2,976	5,951	11,902	—	—	—	2,009,891
	ANNUAL(3)	N/A	N/A	1,837,500	3,675,000	—	—	—	—	—	—	N/A
Tom	LTIP(1)	3/1/25	—	—	—	—	—	—	—	14,876	337.74	1,461,865
Gallagher	LTIP(2)	3/1/25	—	—	—	3,188	6,376	12,752	—	—	—	2,153,430
	ANNUAL(3)	N/A	N/A	1,968,750	3,937,500	—	—	—	—	—	—	N/A
Patrick	LTIP(1)	3/1/25	—	—	—	—	—	—	—	11,901	337.74	1,169,511
Gallagher	LTIP(2)	3/1/25	—	—	—	2,551	5,101	10,202	—	—	—	1,722,812
	ANNUAL(3)	N/A	N/A	1,575,000	3,150,000	—	—	—	—	—	—	N/A
Walt	LTIP(1)	3/1/25	—	—	—	—	—	—	—	11,350	337.74	1,115,365
Bay	LTIP(2)	3/1/25	—	—	—	2,432	4,864	9,728	—	—	—	1,642,767
	ANNUAL(3)	N/A	N/A	1,487,500	2,975,000	—	—	—	—	—	—	N/A
(1)Stock options under our 2022 Long-Term Incentive Plan, vesting one-third on each of the third, fourth and fifth anniversaries of the grant date.
(2)The amounts represent the range of possible shares issuable to each named executive officer on the third anniversary of the grant date related to performance share units under our 2022 Long-Term Incentive Plan. See page 29.
(3)The amounts in this line represent the range of possible annual cash incentive award the named executive officer was eligible to receive in April
2026, related to 2025 performance under our annual cash incentive program. The amounts were subject to performance criteria and subject to the
Committee’s downward discretion. The amounts actually paid to each named executive officer are reported in the “Non-Equity Incentive Plan
Compensation” column of the 2025 Summary Compensation Table and footnote (3) thereto.

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Outstanding Equity Awards at 2025 Fiscal Year-End

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
Pat Gallagher	44,050	—	79.59	3/14/26	—	—	—	—
	68,550	—	86.17	3/12/27	—	—	—	—
	51,317	25,658	127.90	3/16/28	—	—	—	—
	11,942	23,883	158.56	3/15/29	—	—	—	—
	—	30,029	177.09	3/15/30	—	—	—	—
	—	27,210	243.54	3/1/31	—	—	—	—
	—	22,727	337.74	3/1/32	—	—	—	—
					45,048	11,657,972	79,778	20,645,749
Doug Howell	14,100	—	79.59	3/14/26	—	—	—	—
	17,130	—	86.17	3/12/27	—	—	—	—
	20,844	10,421	127.90	3/16/28	—	—	—	—
	4,849	9,696	158.56	3/15/29	—	—	—	—
	—	12,107	177.09	3/15/30	—	—	—	—
	—	12,726	243.54	3/1/31	—	—	—	—
	—	13,884	337.74	3/1/32	—	—	—	—
					9,082	2,350,331	21,446	5,550,010
Tom Gallagher	28,200	—	79.59	3/14/26	—	—	—	—
	31,340	—	86.17	3/12/27	—	—	—	—
	21,931	10,964	127.90	3/16/28	—	—	—	—
	5,104	10,206	158.56	3/15/29	—	—	—	—
	—	12,744	177.09	3/15/30	—	—	—	—
	—	15,070	243.54	3/1/31	—	—	—	—
	—	14,876	337.74	3/1/32	—	—	—	—
					9,560	2,474,032	24,054	6,224,935
Patrick Gallagher	5,000	—	79.59	3/14/26	—	—	—	—
	6,270	—	86.17	3/12/27	—	—	—	—
	4,837	2,418	127.90	3/16/28	—	—	—	—
	1,837	3,673	158.56	3/15/29	—	—	—	—
	—	6,160	177.09	3/15/30	—	—	—	—
	—	11,386	243.54	3/1/31	—	—	—	—
	—	11,901	337.74	3/1/32	—	—	—	—
					6,960	1,801,178	18,742	4,850,242
Walt Bay	—	—	79.59	3/14/26	—	—	—	—
	17,630	—	86.17	3/12/27	—	—	—	—
	16,334	8,166	127.90	3/16/28	—	—	—	—
	3,802	7,603	158.56	3/15/29	—	—	—	—
	—	9,452	177.09	3/15/30	—	—	—	—
	—	10,884	243.54	3/1/31	—	—	—	—
	—	11,350	337.74	3/1/32	—	—	—	—
					7,090	1,834,821	17,892	4,630,271

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(1)Stock options vest or vested in accordance with the following vesting schedules:

Expiration Date	One-third vests on each of:
3/14/26	March 14, 2022, March 14, 2023 and March 14, 2024
3/12/27	March 12, 2023, March 12, 2024 and March 12, 2025
3/16/28	March 16, 2024, March 16, 2025 and March 16, 2026
3/15/29	March 15, 2025, March 15, 2026 and March 15, 2027
3/15/30	March 15, 2026, March 15, 2027 and March 15, 2028
3/1/31	March 1, 2027, March 1, 2028 and March 1, 2029
3/1/32	March 1, 2028, March 1, 2029 and March 1, 2030
(2)The following table provides information with respect to the vesting of each named executive officer’s unvested RSUs and earned PUPs and PSUs as of December 31, 2025:

Vesting Date	Type of award	Pat Gallagher	Doug Howell	Tom Gallagher	Patrick Gallagher	Walt Bay
3/16/26	Restricted Stock Units*	—	—	—	1,185	—
3/16/27	Restricted Stock Units**	—	—	—	1,155	—
3/15/26	Performance Share Units***	45,048	9,082	9,560	4,620	7,090
Total		45,048	9,082	9,560	6,960	7,090
*     Granted in 2021 (vesting five years from the date of grant).
**    Granted in 2022 (vesting five years from the date of grant).
***   Granted in 2023, 200% of award earned based on our 2023-2025 performance and vested on March 15, 2026
(3)The amounts in this column are based on a closing stock price of $258.79 for our common stock on December 31, 2025.
(4)The following table provides information with respect to the vesting of each named executive officer’s unearned unvested PSUs as of
December 31, 2025.

Vesting Date	Type of award	Pat Gallagher	Doug Howell	Tom Gallagher	Patrick Gallagher	Walt Bay
3/1/27	Performance Share Units*	40,816	9,544	11,302	8,540	8,164
3/1/28	Performance Share Units**	38,962	11,902	12,752	10,202	9,728
Total		79,778	21,446	24,054	18,742	17,892
*     Granted in 2024, to be earned on the basis of 2024-2026 performance. The amounts reported represent maximum payouts (200% of target awards) based on 2024 performance. See page 29 for more information.
**    Granted in 2025, to be earned on the basis of 2025-2027 performance. The amounts reported represent maximum payouts (200% of target awards) based on 2025 performance. See page 29 for more information.
(5)The amounts in this column are based on a closing stock price of $258.79 for our common stock on December 31, 2025.

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Corporate Governance	Audit Matters	Executive Compensation	Questions and Answers About the Annual Meeting	Exhibits

2025 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)(2)	Value Realized on Vesting ($)(1)
Pat Gallagher	41,400	10,650,150	45,100	14,724,699
Doug Howell	900	229,050	12,010	3,954,062
Tom Gallagher	14,800	3,613,938	9,640	3,147,364
Patrick Gallagher	5,250	1,373,689	1,970	605,418
Walt Bay	15,850	2,780,249	9,430	3,090,096
(1)These columns reflect the vesting of RSUs and PSUs, as applicable. RSUs awarded on March 12, 2020 vested on March 12, 2025 with value realized of $325.75 per share plus accrued cash dividend equivalents. PSUs awarded on March 15, 2022 were earned at 200% on the basis of
2022-2024 performance and vested on March 15, 2025 with value realized of $325.24 per share plus accrued cash dividend equivalents.
(2)Pursuant to the terms of the Supplemental Plan (see page 40), Doug Howell deferred receipt of his RSUs vesting in 2025. He elected lump-sum distributions of the deferred RSUs in July 2026.
2025 Pension Benefits

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments during the Last Fiscal Year ($)
Pat Gallagher	Arthur J. Gallagher & Co. Employees’ Pension Plan	25	—	1,099,433
Doug Howell	Arthur J. Gallagher & Co. Employees’ Pension Plan	1	—	29,830
Tom Gallagher	Arthur J. Gallagher & Co. Employees’ Pension Plan	25	—	600,659
Patrick Gallagher	Arthur J. Gallagher & Co. Employees’ Pension Plan	2	—	4,055
Walt Bay	Arthur J. Gallagher & Co. Employees’ Pension Plan	—	—	—
(1)The last year of credited service was 2005. Total years of actual service were as follows at December 31, 2025: Pat Gallagher - 51;
Doug Howell - 22; Tom Gallagher - 45; Patrick Gallagher - 23; and Walt Bay - 18.
During fiscal year 2025, the Board approved a resolution to terminate the Arthur J. Gallagher & Co. Employees’ Pension Plan (the
Pension Plan) which was qualified under the Internal Revenue Code and which historically covered substantially all domestic employees. In 2005, we amended the Pension Plan to freeze the accrual of future benefits for all domestic employees effective July 1,
2005. Benefits under the Pension Plan were based upon the employee’s highest average annual earnings for a five calendar-year period with us and payable after retirement in the form of an annuity or a lump sum. The maximum amount of annual earnings that were considered in calculating benefits under the Pension Plan was $210,000 (the maximum amount of annual earnings allowable by law in 2005, the last year that benefits accrued under the Pension Plan). The named executive officers elected to receive a lump sum payment as a result of the termination of the Pension Plan in 2025. Additionally, the Pension Plan has an excess surplus that will be allocated to all plan participants as part of the termination process and once such allocation is determined the named executive officers will receive such allocation as part of the termination of the Pension Plan. For additional information on the termination of the
Pension Pan refer to Note 12 to our consolidated financial statements in the Annual Report on Form 10-K for the year ended
December 31, 2025.

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2025 Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year(4) ($)	Aggregate Balance at Last Fiscal Year End(4)(5) ($)
Pat Gallagher	DEPP	—	1,700,000	(2,841,386)	2,424,842	35,135,823
	Supplemental Plan	838,846	401,923	432,714	—	35,839,625
Doug Howell	DEPP	—	600,000	(161,188)	36,133	1,107,769
	Supplemental Plan	2,878,330	177,462	(14,478,200)	—	50,001,916
Tom Gallagher	DEPP	—	600,000	(461,140)	36,133	4,543,227
	Supplemental Plan	281,250	207,500	(827,151)	—	3,660,941
Patrick Gallagher	DEPP	—	300,000	(397,415)	—	4,146,000
	DCPP	—	—	(85,782)	—	982,454
	Supplemental Plan	172,481	154,981	(118,310)	—	395,478
Walt Bay	DEPP	—	450,000	2,926,057	29,963,681	830,827
	Supplemental Plan	152,931	144,981	217,944	—	5,647,052
(1)Amounts in this column include amounts reported in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns in the 2025 Summary
Compensation Table.
(2)These amounts are included in the “All Other Compensation” column of the 2025 Summary Compensation Table.
(3)Amounts in this column are not included in the 2025 Summary Compensation Table. These amounts represent the change in market value on deferred and matched amounts under the SS&T Plan and on our contributions to the DEPP and DCPP, based on the market-rate returns and dividend equivalents credited to participant accounts for the period January through December 2025. Participants may direct their SS&T Plan account balances into a number of deemed investment options that include mutual funds, an annuity product and a fund representing our common stock, and may change such deemed investments on any regular business day, subject to our Insider Trading Policy. Awards under the DEPP and
DCPP are credited with returns of deemed investments elected by the participant, including a fund representing our common stock. Each of our named executive officers has elected the fund representing our common stock. Deferred cash awards under the Deferred Cash Participation Plan
(DCPP) are nonqualified deferred compensation awards under Section 409A of the Internal Revenue Code. Patrick Gallagher has made an irrevocable election to have such awards deemed invested in a fund representing shares of our common stock. Awards under the DCPP do not vest until five years from the date of grant. Accordingly, amounts in the plan are subject to forfeiture in the event of a voluntary termination of employment prior to the five-year vesting period. Awards deemed invested in our common stock provide an incentive for Patrick Gallagher to manage our company for earnings growth and total shareholder return.
(4)For Pat Gallagher and Doug Howell, this amount includes both an accelerated distribution under the DEPP to cover applicable taxes on vested awards and receipt of a distribution in accordance with prior elections under the DEPP. Tom Gallagher also received an accelerated distribution under the DEPP to cover applicable taxes on a vested award.
(5)The DEPP amounts include the following amounts also reported as compensation in this and prior years’ Summary Compensation Tables
(as applicable): Pat Gallagher - $15,550,000; Doug Howell - $9,400,000; Tom Gallagher - $6,500,000; Patrick Gallagher - $600,000; and
Walt Bay - $3,575,000.

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Corporate Governance	Audit Matters	Executive Compensation	Questions and Answers About the Annual Meeting	Exhibits

2025 Potential Payments upon Termination or Change in Control
Change-in-Control Agreements
We provide our named executive officers with change-in-control agreements, which we believe are an important part of their overall compensation. In addition to helping secure their continued dedication to stockholder interests prior to or following a change in control, the Committee also believes these agreements are important for recruitment and retention, as all or nearly all of our competitors for talent have similar agreements in place for their senior employees. In general, compensation levels under these agreements are separate and unrelated to named executive officers’ overall compensation decisions for a given year.
Double Trigger
Each named executive officer’s change-in-control agreement provides for payments if there is a “Termination” of the individual within
24 months after a “Change in Control” (commonly referred to in combination as a “double trigger”).
•A Change in Control occurs (i) if a person or group is or becomes the beneficial owner, directly or indirectly, of our securities representing 50% or more of the voting power to elect directors, (ii) if there is a change in the composition of the Board such that within a period of two consecutive years, individuals who at the beginning of such two-year period constitute the Board and any new directors elected or nominated by at least two-thirds of the directors who were either directors at the beginning of the two-year period or were so elected or nominated, cease for any reason to constitute at least a majority of the Board, or (iii) our stockholders approve the sale of all or substantially all of our assets or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in (i) or (ii) above. A substantially similar change-in-control definition is used under our equity plans, the DEPP and the SS&T Plan, except that our equity plans and the DEPP do not include subsection (iii) above.
•A Termination means either (i) a termination of employment by us for any reason other than death, physical or mental incapacity or “cause” (defined as gross misconduct or willful and material breach of the change-in-control agreement) or (ii) resignation upon the occurrence of (1) a material change in the nature or scope of the individual’s authorities, powers, functions or duties, (2) a reduction in total compensation, (3) any relocation of the individual’s principal place of employment more than 35 miles from his or her location prior to the Change in Control, (4) a breach of the change-in-control agreement by us or (5) a good faith determination by the individual that as a result of the Change in Control, his or her position is materially affected.
Payments upon Double Trigger
Under the change-in-control agreements, each named executive officer subject to a Termination within 24 months after a Change in
Control is entitled to receive:
•Severance – two-times salary, bonus and annual cash incentive. A lump sum severance payment equal to salary, bonus and annual cash incentive compensation payments for a 24-month period on the basis of a salary rate not less than his annual salary prior to the termination, or if greater, the salary at the time of the Change in Control and the bonus and annual cash incentive payment prior to termination or, if greater, the bonus and annual cash incentive payment prior to the Change in Control. The severance payment would be made in a lump sum not more than seven days after the date of termination.
•No new excise tax gross-up payments. Our change-in-control agreements entered into prior to 2008 provide that the named executive officer would be eligible to receive an excise tax “gross-up” payment as defined in Sections 280G and 4999 of the
Internal Revenue Code of 1986, as amended, relating to so-called “excess parachute payments.” However, our change-in-control agreements entered into after 2008 do not contain excise tax gross-ups, and it is our policy not to enter into new change-in-control agreements that contain excise tax gross-ups, or amend existing change-in-control agreements without removing these provisions.
•Participation in benefit plans. The change-in-control agreements also provide for continued participation in welfare benefit plans, including medical, dental, life and disability insurance, on the same basis and at the same cost as prior to the Termination, for the shorter of a two-year period or until the individual becomes covered by a different plan with coverage or benefits equal to or greater than the plan provided by us. The change-in-control agreements also provide for the payment of any unpaid salary and a lump sum cash payment for accumulated but unused vacation.
Other Termination and Change-in-Control Payments
The table below shows potential incremental payments, benefits and equity award accelerations upon termination of our named executive officers. The amounts are determined under existing agreements and plans for various termination scenarios. The amounts assume that the trigger events for all such payments occurred on December 31, 2025 and use the closing price of our common stock on that date of $283.85. The amounts in the table below do not include the amount of pension or deferred compensation our named executive officers would receive under each termination scenario. Instead, these amounts are reflected in the 2025 Pension Benefits and 2025 Nonqualified Deferred Compensation tables presented above.

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•Stock options. All of our named executive officers have outstanding stock options, which they are eligible to exercise upon termination of employment. If they are terminated for cause, then they will forfeit all vested and unvested options. If they retire (as defined in the applicable award agreement), then the stock options will continue to vest and remain exercisable through the original expiration date, subject to the restrictive covenant and clawback provisions in their award agreements. For named executive officers 55 years of age or older (all named executive officers except Patrick Gallagher), upon a voluntary resignation or termination without cause, (1) options granted in 2024 or earlier are no longer subject to forfeiture if their departure from the company is at least two years after the date of grant, and (2) options granted in 2025 or later are no longer subject to forfeiture if such officer is
62 years of age or older (true for all named executive officers except Patrick Gallagher); although, in both cases, vesting will still continue to occur in accordance with the original vesting schedule. If a named executive officer is terminated due to death or disability, all stock options vest and remain outstanding and exercisable through their original expiration date. Upon a change in control or termination of employment within six months prior to or twenty-four months following a change in control, accelerated vesting of stock options requires Board approval.
•RSUs. Patrick Gallagher has outstanding RSUs. Upon a termination for cause, all unvested RSUs would lapse. Upon death or disability, Patrick Gallagher’s awards would vest immediately. Accelerated vesting of RSUs at a change in control (or upon termination of employment within six months prior to or twenty-four months following the change in control) requires
Board approval.
•PSUs. All of our named executive officers have outstanding PSUs. Upon a termination for cause, all unvested PSUs would lapse.
For named executive officers 55 years or older (all but Patrick Gallagher), upon a voluntary resignation or termination without cause, (1) the earned portion of PSUs awarded in 2024 or earlier would not be subject to forfeiture if their departure from the company is at least two years after the date of grant; and (2) the earned portion of PSUs awarded in 2025 or later would not be subject to forfeiture if such named executive officer has reached the age of 62 (true for all but Patrick Gallagher); although vesting and distribution will still occur in accordance with the original schedule. If they terminate because of death or disability the awards vest immediately at target. Upon a change in control, or upon termination of employment within six months prior to or twenty-four months following a change in control, immediate vesting of all earned PSUs and the deemed satisfaction of performance conditions at target levels for unearned PSUs or, if greater, on a pro rata basis based on actual achievement as of the date of the change in control, require Board approval.
•DEPP. All of our named executive officers participate in the DEPP. Amounts in this plan vest on the earliest to occur of (1) the date the participant turns 62 (or 13 months after the date of grant for participants over 61), (2) death, (3) termination of employment because of disability, (4) termination in a manner that grants the person severance pay under our Severance Plan (filed as an exhibit to our Securities Exchange Act of 1934, as amended (Exchange Act) filings) and (5) a change in control, subject in each case to continuous employment by us from the award date to the applicable date. Accordingly, vesting would accelerate under all of the termination scenarios other than a voluntary resignation or a termination for cause.
•DCPP. Patrick Gallagher has outstanding awards under the DCPP. Amounts in this plan vest on the earliest to occur of
(1) March 31 of the year that includes the five-year anniversary of the date of grant, (2) death, (3) termination of employment because of disability and (4) a change in control. Upon a voluntary resignation or termination prior to vesting, unearned awards would be subject to forfeiture. If they terminate because of death, disability or a change in control the awards vest immediately at target.
•Termination for Cause. Where applicable, termination “for cause” under our plans generally means a termination of employment based upon the good faith determination of the company that one or more of the following events has occurred: (i) the participant has committed a dishonest or fraudulent act to the material detriment of the company; (ii) the participant has been convicted (or pleaded guilty or nolo contendere) for a crime involving moral turpitude or for any felony; (iii) material and persistent insubordination on the part of the participant; (iv) the loss by the participant, for any reason, of any license or professional registration without the company’s written consent; (v) the diversion by the participant of any business or business opportunity of the company for the benefit of any party other than the company; (vi) material violation of the company’s Global Standards of Business Conduct by the participant; or (vii) the participant has engaged in illegal conduct, embezzlement or fraud with respect to the assets, business or affairs of the company.
•No Liberal Change-in-Control Definitions in Equity Plans or DEPP. None of our equity plans or the DEPP has a “liberal”
change-in-control definition (i.e., they do not provide for buyout thresholds lower than 50%, and a change in control is deemed to occur upon completion, rather than stockholder approval, of a transaction).

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Corporate Governance	Audit Matters	Executive Compensation	Questions and Answers About the Annual Meeting	Exhibits

	Executive Benefits and Payments Upon Separation	Voluntary Resignation ($)	Death or Disability ($)	Termination with Cause ($)	Termination without Cause ($)	Change in Control(1) ($)	Termination without Cause or Resignation for Good Reason Following Change in Control ($)
Pat Gallagher	Severance Pay	—	—	—	1,500,000	—	18,900,000
	Stock Options(1)	8,620,491	8,620,491	—	8,620,491	8,620,491	8,620,491
	PSUs(2)	29,815,611	29,815,611	—	29,815,611	29,815,611	29,815,611
	DEPP(3)	33,756,964	35,135,823	33,756,964	35,135,823	35,135,823	35,135,823
	Benefit Plan Participation(4)	—	—	—	—	—	45,886
	Excise Tax Gross-Up	—	—	—	—	—	—
	Total	72,193,065	73,571,924	33,756,964	75,071,924	73,571,924	92,517,811
Doug Howell	Severance Pay	—	—	—	888,462	—	9,450,000
	Stock Options(1)	3,519,048	3,519,048	—	3,519,048	3,519,048	3,519,048
	PSUs(2)	7,228,680	7,228,680	—	7,228,680	7,228,680	7,228,680
	DEPP(3)	621,112	1,107,769	621,112	1,107,769	1,107,769	1,107,769
	Benefit Plan Participation(4)	—	—	—	—	—	40,642
	Excise Tax Gross-Up	—	—	—	—	—	—
	Total	11,368,841	11,855,497	621,112	12,743,958	11,855,497	21,346,139
Tom Gallagher	Severance Pay	—	—	—	1,125,000	—	10,125,000
	Stock Options(1)	3,729,028	3,729,028	—	3,729,028	3,729,028	3,729,028
	PSUs(2)	7,946,185	7,946,185	—	7,946,185	7,946,185	7,946,185
	DEPP(3)	4,056,571	4,543,227	4,056,571	4,543,227	4,543,227	4,543,227
	Benefit Plan Participation(4)	—	—	—	—	—	52,434
	Excise Tax Gross-Up	—	—	—	—	—	—
	Total	15,731,784	16,218,440	4,056,571	17,343,440	16,218,440	26,395,874
Patrick Gallagher	Severance Pay	—	—	—	796,154	—	8,100,000
	Stock Options(1)	—	1,361,545	—	1,361,545	1,361,545	1,361,545
	RSUs	—	628,308	—	—	628,308	628,308
	PSUs(2)	—	5,483,668	—	—	5,483,668	5,483,668
	DCPP	982,454	982,454	982,454	982,454	982,454	982,454
	DEPP	—	4,146,000	—	4,146,000	4,146,000	4,146,000
	Benefit Plan Participation(4)	—	—	—	—	—	44,328
	Excise Tax Gross-Up	—	—	—	—	3,778,602	8,411,302
	Total	982,454	12,601,975	982,454	7,286,153	12,601,975	29,157,605
Walt Bay	Severance Pay	—	—	—	588,462	—	7,650,000
	Stock Options(1)	2,769,106	2,769,106	—	2,769,106	2,769,106	2,769,106
	PSUs(2)	5,894,427	5,894,427	—	5,894,427	5,894,427	5,894,427
	DEPP(3)	465,834	830,827	465,834	830,827	830,827	830,827
	Benefit Plan Participation(4)	—	—	—	—	—	55,366
	Excise Tax Gross-Up	—	—	—	—	—	—
	Total	9,129,367	9,494,360	465,834	10,082,821	9,494,360	17,199,726
(1)For stock options, RSUs and PSUs granted after 2017, assumes Board approval of accelerated payouts at a change in control.
(2)For purposes of this table we assume that unearned PSUs are valued at actual achievement as of December 31, 2025.
(3)The participant has reached age 62 as of December 31, 2025, which means that substantially all award balances under the plan are vested.
(4)Represents the lump sum present value of two years of benefits as described above under Participation in benefit plans.

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Advisory Vote to Approve the Compensation of our Named Executive Officers	The Board recommends that you vote FOR the advisory resolution approving the compensation of the company’s named executive officers

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote, on a non-binding, advisory basis, to approve the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, compensation tables and related narrative discussion in this Proxy Statement. This proposal, commonly known as “say-on-pay”, gives our stockholders the opportunity to express their views on the compensation of our named executive officers and is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, policies and practices. Our stockholders are given the opportunity to vote, on a non-binding, advisory basis, on say-on-pay proposals annually. Our stockholders will have the next opportunity to vote on such a proposal at the 2027 Annual Meeting.
We believe that our compensation program for named executive officers is structured in the best manner possible to support our company and business objectives, as well as to support our culture and traditions developed since our founding in 1927. We believe our program strikes the appropriate balance between using responsible, measured pay practices and effectively motivating our executives to dedicate themselves fully to value creation for our stockholders.
We encourage you to read our Compensation Discussion and Analysis on pages 25 to 38 of this Proxy Statement and our
Executive Compensation tables on pages 39 to 48.
The vote is advisory, which means that the vote is not binding on the Board or the Compensation Committee and neither the Board nor the Compensation Committee will be required to take any action, or refrain from taking any action, as a result of the outcome of the vote on this proposal. The Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

Resolution and Recommendation
The Board strongly endorses the company’s compensation program for named executive officers and recommends that stockholders vote in favor of the following resolution:
RESOLVED, that the compensation of the named executive officers of Arthur J. Gallagher & Co., as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative in this Proxy Statement, is hereby APPROVED.

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Pay versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive
“compensation actually paid” and the company’s financial performance for each of the last five completed calendar years. For further information concerning the company’s pay for performance philosophy and how the company aligns executive compensation with performance, see Overview of Our Executive Compensation Program and Components of Compensation for Named Executive Officers.

			Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4)	Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)			Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (millions)	Adjusted EBITDAC Growth(7)
2025	$20,745,060	$31,447,358	$9,062,499	$10,288,104	$91.98	$93.06	$1,494	25.7%
2024	$17,449,042	$49,400,344	$6,559,832	$13,478,516	$127.35	$122.29	$1,470	20.7%
2023	$15,496,222	$32,997,722	$5,408,851	$9,743,063	$120.50	$108.60	$966	19.0%
2022	$14,194,926	$23,190,737	$4,953,048	$6,908,560	$112.43	$97.54	$1,116	18.4%
2021	$13,882,255	$36,172,141	$5,079,153	$11,580,235	$139.01	$141.53	$955	17.2%
(1)The dollar amounts reported in this column are the amounts reported for Pat Gallagher (the company’s Chairman and Chief Executive Officer) for each of the corresponding years in the “Total” column of the Summary Compensation Table.
(2)The dollar amounts reported in this column represent the amount of “compensation actually paid” to Pat Gallagher, as computed in accordance with
Item 402(v) of Regulation S-K and do not reflect total compensation actually realized or received. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Compensation Actually Paid to PEO	2025	2024	2023	2022	2021
Summary Compensation Table Total	$20,745,060	$17,449,042	$15,496,222	$14,194,926	$13,882,255
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	$8,812,895	$6,862,620	$5,377,616	$4,802,893	$5,492,149
Less, Change in Pension Value reported in Summary Compensation Table	$194,116	$455	36,498	$—	$19,063
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$8,911,243	$11,298,539	$11,639,809	$7,503,151	$13,095,137
Plus, fair value as of vesting date of equity awards granted and vested in the year	—	—	—	—	—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$6,388,426	$24,046,820	$12,000,551	$7,566,230	$14,263,150
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	$4,380,326	$3,435,413	$(762,443)	$(1,297,632)	$416,987
Plus, dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the Summary Compensation Table Total for the covered fiscal year	$29,315	$33,605	$37,697	$26,954	$25,824
Less, prior year-end fair value for any equity awards forfeited in the year	—	—	—	—	—
Plus, pension service cost for services rendered during the year	—	—	—	—	—
Compensation Actually Paid to Pat Gallagher	$31,447,358	$49,400,344	$32,997,722	$23,190,737	$36,172,141
(3)The dollar amounts reported in this column represent the average of the amounts reported for the company’s named executive officers as a group
(excluding Pat Gallagher) in the “Total” column of the Summary Compensation Table in each applicable year. The named executive officers included for these purposes in each applicable year 2021 through 2023 are: Doug Howell, Tom Gallagher, Scott Hudson and Walt Bay. With respect to year 2024 and 2025, the named executive officers included for these purposes are: Doug Howell, Tom Gallagher, Patrick Gallagher and
Walt Bay.

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(4)The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Pat Gallagher), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

Average Compensation Actually Paid to Non-PEO Named Executive Officers	2025	2024	2023	2022	2021
Summary Compensation Table Total	$9,062,499	$6,559,832	$5,408,851	$4,953,048	$5,079,153
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	$3,160,005	$2,013,638	$1,235,470	$1,109,940	$1,322,515
Less, Change in Pension Value reported in Summary Compensation Table	$22,539	$3	7,164	$—	$48
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$2,549,271	$2,850,887	$2,387,352	$1,578,828	$2,958,220
Plus, fair value as of vesting date of equity awards granted and vested in the year	—	—	—	—	—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$771,965	$5,219,967	$3,439,861	$1,941,447	$4,681,938
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	$1,081,636	$855,486	$(258,894)	$(462,939)	$174,571
Plus, dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the Summary Compensation Table Total for the covered fiscal year	$5,276	$5,985	$8,526	$8,115	$8,916
Less, prior year-end fair value for any equity awards forfeited in the year	—	—	—	—	—
Plus, pension service cost for services rendered during the year	—	—	—	—	—
Average Compensation Actually Paid to Non-PEO Named Executive Officers	$10,288,104	$13,478,516	$9,743,063	$6,908,560	$11,580,235
(5)Total Shareholder Return (TSR) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the company’s share price at the end of each fiscal year shown and the beginning of the measurement period, by (b) the company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31 of the prior fiscal year.
(6)Includes Aon plc; Marsh & McLennan Companies, Inc.; Willis Towers Watson plc; and Brown & Brown, Inc.
(7)“Adjusted EBITDAC” growth as defined for our annual cash incentives and PSUs under Annual Cash Incentives and Long-Term Incentives.
See Exhibit A for reconciliations of non-GAAP measures.

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Description of Relationships between Information Presented in Pay versus
Performance Table
As discussed in more detail under Overview of our Executive Compensation Program, an important part of the company’s executive compensation program is pay-for-performance. While we use several performance measures to align executive compensation with company performance, not all of those measures are presented in the Pay versus Performance table. We seek to promote the long-term interests of the company and its stockholders and therefore the performance measures used by the company do not always correspond directly to compensation actually paid for a particular year (as calculated in accordance with SEC rules). In accordance with SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay versus
Performance table.

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Financial Performance Measures
Adjusted EBITDAC growth is the most important financial performance measure used to link (1) compensation actually paid to the company’s named executive officers for the most recently completed fiscal year to (2) the company’s performance, although we also consider adjusted revenue growth and adjusted EBITDAC per share growth in connection with final award determinations for annual cash incentives and PSU payouts.
The measures used for both long-term and short-term incentive awards have been selected because the Compensation Committee believes they incentivize our executive officers to make business decisions that align with the long-term interests of our stockholders and act as effective stewards of our stockholders’ investment. We believe these measures hold our executive officers accountable for integration expenses associated with our merger and acquisition activity and provide a strong connection between operating decisions and cash incentives. Further, calculating adjusted EBITDAC growth on a per-share basis to determine PSUs awards encourages executive officers to be prudent in the use of common stock to finance our merger and acquisition activity.

Most Important Measures in Determining NEO Pay
Adjusted EBITDAC growth
Adjusted Revenue growth
Adjusted EBITDAC per share growth

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CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation
S-K, we are providing the ratio of the annual total compensation of Pat Gallagher, our CEO, to the annual total compensation of the median compensated of all our other employees who were employed as of December 31, 2025. For 2025, Pat Gallagher’s total compensation was $20,745,060 and the annual total compensation of our median compensated employee was $59,957. The ratio between these two amounts was 346 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) and the methodology described below.
Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
As of December 31, 2025, our total employee population consisted of approximately 71,911 employees. As permitted by the rule, we excluded approximately 12,498 employees of the businesses we acquired during 2025, which are identified in Note 4 to our consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025. We also excluded approximately 3,259 non-U.S. employees, or less than 5% of our total U.S. and non-U.S. employee population, from the following
non-U.S. jurisdictions: Philippines (610), Chile (469), Peru (373), Sri Lanka (203), Singapore (177), Bermuda (157), Romania (145),
United Arab Emirates (91), Guernsey (89), Trinidad and Tobago (83), Germany (78), Sweden (70), Jersey (56), Norway (54), Jamaica
(51), Barbados (46), Finland (43), Japan (41), Switzerland (37), Turkey (37), China (37), France (36), Malaysia (34), Taiwan (26),
Cayman Islands (25), Isle of Man (25), Italy (22), Hong Kong (20), Malta (18), Netherlands (14), Republic of Korea (13), Spain (12),
Belgium (11), Czech Republic (10), Saint Lucia (8), South Africa (8), Vietnam (5), Saint Vincent and the Grenadines (4), Denmark (4),
Antigua and Barbuda (3), Saint Kitts and Nevis (3), Grenada (3), Gibraltar (3), Dominica (2), Liechtenstein (2), and Bulgaria (1). After
giving effect to these adjustments, our employee population consisted of approximately 56,154 individuals.
We used 2025 gross taxable income as set forth in our payroll data to determine our “median employee,” which we annualized for all permanent employees who did not work for the entire year. Once identified, we calculated the annual total compensation of our
“median employee” for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of the 2025 Summary Compensation Table included in this Proxy Statement.

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Questions and Answers About the Annual Meeting
What is the quorum requirement for holding the Annual Meeting?
The holders of a majority of the stock issued and outstanding and entitled to vote at a meeting of the stockholders, present in person or deemed to be present or represented by proxy, shall constitute a quorum for purposes of any Annual Meeting of Stockholders.
Broker non-votes and abstentions are counted for purposes of determining the presence of a quorum at this Annual Meeting. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders entitled to vote thereat, present in person, deemed to be present or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present, deemed to be present or represented.
What are broker non-votes?
A “broker non-vote” occurs with respect to a proposal when a broker, trustee, or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders but is not permitted to vote on other proposals without instructions from the beneficial owner and the beneficial owner fails to provide the nominee with such instructions. Under the rules of the NYSE, brokers, trustees or other nominees may (but are not required to and may elect not to) generally vote on routine matters but cannot vote on non-routine matters. We expect that only the ratification of the appointment of our independent auditor will be considered a routine matter. We do not expect the other proposals to be considered routine matters, and, as such, without your instructions, your broker cannot vote your shares. Whether a proposal is considered routine or non-routine is subject to NYSE rules and final determination by the NYSE. As indicated above, even with respect to routine matters, some brokers choose not to exercise discretionary voting authority. Therefore, we encourage you to provide voting instructions to your broker or other nominee as soon as possible.
Will any matters other than those identified in this Proxy Statement be decided at the
Annual Meeting?
As of the date of this Proxy Statement, we are not aware of any matters to be raised at the Annual Meeting other than those described in this Proxy Statement. If any other matters are properly presented at the Annual Meeting for consideration, the people named as proxy holders on the proxy card will vote your proxy on those matters in their discretion. If any of our nominees are not available as a candidate for director, the proxy holders will vote your proxy for any other candidate the Board may nominate or the Board may choose to decrease the size of the Board or leave a vacancy on the Board.
Who can vote, and how do I vote?
Only holders of our common stock at the close of business on the record date of March 16, 2026 are entitled to notice of and to vote at the Annual Meeting. We have no other outstanding securities entitled to vote, and there are no cumulative voting rights for the election of directors. At the close of business on the record date, we had 256,888,062 shares of common stock outstanding and entitled to vote. Each holder of our common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.
“Record holders” may vote (1) by completing and returning a proxy card, (2) on the Internet, or (3) using a toll-free telephone number.
Please see the proxy card for specific instructions on how to vote using one of these methods. The telephone and Internet voting facilities for record holders will close at 11:59 p.m. Eastern Daylight Time on May 11, 2026. “Beneficial owners” will receive instructions from their broker or other intermediary (or should contact their broker or other intermediary for instructions) describing the procedures and options for voting. Shares held in the Arthur J. Gallagher & Co. Employees’ 401(k) Savings and Thrift Plan must be voted by 5:00
p.m. Eastern Daylight Time on May 7, 2026.
What is the voting standard and the treatment of abstentions and broker non-votes for each item on the proxy card?

Voting Item	Voting Standard	Treatment of Abstentions & Broker Non-Votes
Election of directors (Item 1)	Majority of votes cast	Not counted as votes cast and therefore no effect
Auditor ratification (Item 2)	Majority of stock having voting power and present	Abstentions treated as votes against. Broker non-votes are not expected to be applicable
Say-on-pay (Item 3)	Majority of stock having voting power and present	Abstentions treated as votes against. Broker non-votes, if any, have no effect

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What is the difference between a “record holder” and a “beneficial owner”?
If your shares are registered directly in your name, you are considered the “record holder” of those shares. If, on the other hand, your shares are held in a brokerage account or by a bank or other intermediary, you are considered the “beneficial owner” of shares held in street name, and a Notice of Internet Availability of Proxy Materials (Internet Availability Notice) was forwarded to you automatically from your broker or other intermediary. As a beneficial owner, you have the right to instruct your broker or other intermediary to vote your shares in accordance with your wishes. You are also invited to attend the Annual Meeting. Because a beneficial owner is not the record holder, you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from your broker or other intermediary. Your broker or other intermediary has provided you with an explanation of how to instruct it regarding the voting of your shares. If you do not provide your broker or other intermediary with voting instructions, your broker or other intermediary may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may choose not to vote on any of the proposals.
If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you are a record holder and sign the proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (FOR all of our nominees to the Board, FOR ratification of the appointment of our independent registered public accounting firm, and FOR the approval of the compensation of our named executive officers).
What is “householding”?
Householding is a procedure approved by the SEC whereby multiple stockholders of record who share the same last name and address will receive only one Internet Availability Notice or one set of proxy materials. Each stockholder of record will continue to receive a separate proxy card. We have undertaken householding to reduce printing costs and postage fees. A stockholder must affirmatively consent to householding. Record holders who wish to begin or discontinue householding may contact Broadridge
Investor Communication Solutions, Inc. (Broadridge) by calling 1-800-542-1061, or by writing to Broadridge, Householding
Department, 51 Mercedes Way, Edgewood, NY 11717. Broadridge will undertake the necessary steps to continue or discontinue householding upon such request of a record holder. Beneficial owners who wish to begin or discontinue householding should contact their broker or other intermediary. You can also request prompt delivery of a copy of the Proxy Statement and Annual Report by contacting our Corporate Secretary at 2850 Golf Road, Rolling Meadows, Illinois 60008-4050 or at the following telephone number: 630-773-3800.
What should I do if I receive more than one Internet Availability Notice or proxy card?
If you own some shares of common stock directly as a record holder and other shares indirectly as a beneficial owner, or if you own shares of common stock through more than one broker or other intermediary, you may receive multiple Internet Availability Notices or, if you request proxy materials to be delivered to you by mail, you may receive multiple proxy cards. It is necessary for you to vote, sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the Internet Availability
Notices you receive in order to vote all of the shares you own. If you request proxy materials to be delivered to you by mail, each proxy card you receive will come with its own prepaid return envelope. If you vote by mail, please make sure you return each proxy card in the return envelope that accompanied the proxy card.
May I change my vote or revoke my proxy?
Yes. If you are a record holder, even after you have submitted your proxy, you may revoke your proxy at any time before it is exercised by delivering a written notice of revocation to our Corporate Secretary at 2850 Golf Road, Rolling Meadows, Illinois 60008-4050. You
may also revoke your proxy and change your vote at any time by timely mailing a proxy card that is properly signed and dated with a later date than your previous vote, by casting a later dated proxy via the Internet or telephone, or by voting on the Internet at the virtual Annual Meeting.
If you are a beneficial owner of shares held in street name, you must contact the holder of record to revoke a previously authorized proxy. Beneficial owners must have a “legal proxy” from their broker to vote in person at the Annual Meeting. Attendance at the Annual
Meeting will not, by itself, revoke a proxy.
Who will pay the costs of soliciting these proxies?
We are soliciting proxies from stockholders on behalf of our Board and we will pay the costs of soliciting proxies to be voted at the
Annual Meeting. After the Internet Availability Notices are initially distributed, we and our agents may also solicit proxies by mail, electronic mail, telephone or in person. We will also reimburse brokers and other intermediaries for their expenses in sending Internet
Availability Notices to beneficial owners. In addition, we have hired Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, Stamford, CT
06902, to assist us in soliciting proxies, for which we will pay a fee of $11,500 plus their reasonable out-of-pocket expenses.

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What is the deadline for submitting a director nominee under our “proxy access” by-law or a stockholder proposal under Rule 14a-8 to be included in the 2027 Proxy Statement?
Pursuant to Rule 14a-8, if a stockholder wants the company to consider a proposal for inclusion in our proxy materials for presentation at our 2027 Annual Meeting, the proposal should be addressed to our Corporate Secretary at 2850 Golf Road, Rolling Meadows,
Illinois 60008-4050, must comply with all relevant SEC requirements, and must be received by us not later than close of business on
November 23, 2026.
Our bylaws permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of the company’s outstanding common stock continuously for at least three years to nominate and include in the company’s proxy materials directors constituting up to the greater of two or 20% of board seats, if the stockholder(s) and the nominee(s) meet the requirements in our bylaws. Notice of director nominations submitted under these proxy access by-law provisions must be delivered to our Corporate Secretary at 2850 Golf Road,
Rolling Meadows, Illinois 60008-4050, no earlier than the close of business on October 24, 2026 and no later than the close of business on November 23, 2026. For these purposes, “close of business” means 5:00 p.m. CDT. If the date of the Annual Meeting is more than 30 days before or after May 12, 2027, a notice under our proxy access by-law must be so delivered not earlier than the close of business on the 150th day prior to the 2027 Annual Meeting and not later than the close of business on the later of the 120th day prior to the 2027 Annual Meeting or the 10th day following the date the 2027 Annual Meeting date is publicly announced. Director nominations submitted pursuant to the proxy access provisions of our bylaws must comply with all of the requirements of our bylaws.
How do I submit a proposal regarding a director nomination or other item of business to be presented directly at the 2027 Annual Meeting?
In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting (but not for inclusion in the proxy statement). Notice of nomination or proposal must set forth the information required by the bylaws (including information required under Rule 14a-19) and must be delivered to our Corporate
Secretary at 2850 Golf Road, Rolling Meadows, Illinois 60008-4050, not later than the close of business on February 11, 2027 and not earlier than the close of business on January 12, 2027. If the date of the 2027 Annual Meeting is more than 30 days before or after
May 12, 2027, notice of any such matter must be delivered not earlier than the close of business on the 120th day prior to the date of the 2027 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting or the
10th day following the date the 2027 Annual Meeting date is publicly announced. For these purposes, “close of business” means
5:00 p.m. CDT. We will not entertain any nominations or other items of business at the 2027 Annual Meeting that do not meet the requirements in our bylaws. If we do not receive notice of a matter within the above-mentioned window (or the applicable deadline if the 2027 Annual Meeting is more than 30 days before or after May 12, 2027), SEC rules permit the people named as proxy holders on the proxy card to vote proxies in their discretion if the matter is raised at the 2027 Annual Meeting.
How do I recommend a proposed director nominee to the Board for consideration?
Any stockholder who wishes to propose director nominees for consideration by the Board’s Nominating/Governance Committee, but
does not wish to present such proposal at an annual meeting, may do so at any time by directing a description of each nominee’s name and qualifications for Board membership to the Chair of the Nominating/Governance Committee, c/o our Corporate Secretary at
2850 Golf Road, Rolling Meadows, Illinois 60008-4050. The recommendation should contain all of the information regarding the nominee described in our bylaws relating to director nominations brought before an annual meeting. The Nominating/Governance
Committee evaluates nominee proposals submitted by stockholders in the same manner in which it evaluates other nominees.
Where can I find the voting results of the Annual Meeting?
An automated system administered by Broadridge will tabulate the votes. Voting results will be reported in a Current Report on Form
8-K that we will file with the SEC within four business days following the Annual Meeting.
Any stockholder who would like a copy of our Annual Report on Form 10-K, including the related financial statements and financial statement schedules, may obtain one, without charge, by addressing a request to the attention of the Corporate
Secretary at 2850 Golf Road, Rolling Meadows, Illinois 60008-4050. Our copying costs will be charged if copies of exhibits to the
Annual Report are requested. You may also obtain a copy of the Annual Report, including exhibits, from our website, investor.ajg.com, by clicking on “Financials.”

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Exhibit A: Information Regarding
Non-GAAP Measures
For 2025, the executive compensation performance measures used by the Compensation Committee were adjusted EBITDAC, adjusted EBITDAC per share, and adjusted revenue, in each case for our combined brokerage and risk management segments. The
Committee believes that these measures align with the key components of our long-term strategy and drive our long-term stock price performance. Please see page 29 in the body of this Proxy Statement for detailed information regarding adjusted EBITDAC as used by the Committee for executive compensation purposes. In the context of 2025 compensation decisions, the Committee also considered our adjusted EBITDAC margin and organic revenue performance. For these measures, definitions and GAAP reconciliations are set forth below. The measures discussed below are not in accordance with, or are an alternative to, the GAAP information provided in this Proxy Statement. We believe that these presentations provide useful information to management, analysts and investors regarding financial and business trends relating to Gallagher’s results of operations and financial condition. Our industry peers may provide similar supplemental non-GAAP information related to adjusted EBITDAC margin and organic revenues, although they may not use the same or comparable terminology and may not make identical adjustments. For example, our organic revenue is calculated differently than some of our industry peers. The non-GAAP information we provide should be used in addition to, but not as a substitute for, the GAAP information provided in this Proxy Statement. Certain reclassifications have been made to the prior year amounts in order to conform them to the current year presentation.
Adjusted EBITDAC Margin – adjusted EBITDAC margin is presented to improve the comparability of our results between periods by eliminating the impact of items that have a high degree of variability.
•EBITDAC – We define this measure as net earnings before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables.
•Adjusted EBITDAC – We define this measure as EBITDAC adjusted to exclude net gains or losses on divestitures, acquisition integration costs, workforce and lease termination related charges, acquisition-related adjustments and the period-over-period impact of foreign currency translation, as applicable. The amounts excluded with respect to foreign currency translation are calculated by applying current year foreign exchange rates to the same periods in the prior year. Please note that “adjusted
EBITDAC” as defined on page 29 in the context of annual cash incentives and PSUs and as used throughout this proxy statement and the letter from our CEO is the same as this definition, except that it does not exclude acquisition integration costs other than de minimis amounts included therein related to severance costs and does not give effect to current year foreign exchange hedge activity.
•Adjusted EBITDAC margin – We define this measure as adjusted EBITDAC divided by total adjusted revenues (for the brokerage segment) and total adjusted revenues before reimbursements (for the risk management segment). See table on page A-3.
•Organic Revenues – Organic revenue change measures the year-over-year percentage change in organic revenue. For the brokerage segment, organic revenue consists of base commission and fee revenues, supplemental revenues and contingent revenues excluding the first twelve months of such revenues generated from acquisitions and all revenues related to divested operations which include disposals of a business through sale or closure, estimate changes, run-off of a business and the restricting and/or repricing of programs and products in each year presented. Such revenues are excluded from organic revenues in order to help investors analyze the revenue growth associated with the operations that were a part of Gallagher in both the current and prior periods. In order to improve the comparability of our results between periods, we further exclude the period-over-
period impact of foreign currency translation; revenue from certain large life product sales within Gallagher’s Executive Life and
Benefits practice group (which are typically large, singular transactions with a high degree of variability in amount and timing); and
revenue attributable to changes in assumptions used to calculate estimated deferred revenues, which impact the quarterly timing of revenues during the annual contract period. For the risk management segment, organic revenues consist of fee revenues excluding the first twelve months of such revenues generated from acquisitions and such revenues related to divested operations in each period presented. In addition, change in organic growth excludes the period-over-period impact of foreign currency translation to improve the comparability of our results between periods.
Adjusted Revenue – We define this measure as revenue (for the brokerage segment) and revenue before reimbursements (for the risk management segment) adjusted to exclude net gains or losses on divestitures, acquisition-related adjustments, and the period-
over-period impact of foreign currency translation, as applicable.
These revenue items are excluded from organic revenues in order to determine a comparable, but non-GAAP, measurement of revenue growth that is associated with the revenue sources that are expected to continue in the current year and beyond, as well as eliminating the impact of the items that have a high degree of variability. We have historically viewed organic revenue growth as an important indicator when assessing and evaluating the performance of our brokerage and risk management segments. We also believe that using this non-GAAP measure allows readers of our financial statements to measure, analyze and compare the growth from our brokerage and risk management segments in a meaningful and consistent manner.

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All figures are unaudited and in millions except percentages
Adjusted Revenue and Adjusted EBITDAC Margin

Adjusted Revenue	2025	2024
Brokerage – Revenue	$12,192.0	$9,934.0
Net gains (losses) on divestitures	(24.0)	(24.0)
Acquisition related adjustments	—	(26.0)
Levelized foreign currency translation	—	57
Brokerage – Adjusted Revenue	$12,168.0	$9,941.0
Risk Management – Revenue before Reimbursements	$1,585.0	$1,451.0
Net gains (losses) on divestitures	(2.0)	—
Levelized foreign currency translation	—	(1.0)
Risk Management – Adjusted Revenue	$1,583.0	$1,450.0
Brokerage and Risk Management – Adjusted Revenue	$13,751.0	$11,391.0

EBITDAC – Brokerage	2025	2024
Net earnings	$2,052.0	$1,686.0
Provision for income taxes	707.0	573.0
Depreciation	159.0	133.0
Amortization	894.0	651.0
Change in estimated acquisition earnout payables	44.0	26.0
EBITDAC	$3,856.0	$3,069.0

EBITDAC – Risk Management	2025	2024
Net earnings	$183.0	$175.0
Provision for income taxes	66.0	63.0
Depreciation	40.0	38.0
Amortization	22.0	14.0
Change in estimated acquisition earnout payables	2.0	—
EBITDAC	$313.0	$290.0

EBITDAC – Brokerage and Risk Management	2025	2024
Net earnings	$2,235.0	$1,861.0
Provision for income taxes	773.0	636.0
Depreciation	199.0	171.0
Amortization	916.0	665.0
Change in estimated acquisition earnout payables	46.0	26.0
EBITDAC	$4,169.0	$3,359.0

2026 Notice of Annual Meeting & Proxy Statement	A-3

Corporate Governance	Audit Matters	Executive Compensation	Questions and Answers About the Annual Meeting	Exhibits

Adjusted EBITDAC	2025	2024
Brokerage – EBITDAC	$3,856.0	$3,069.0
Net (gains) on divestitures	(24.0)	(24.0)
Acquisition integration	257.0	191.0
Workforce and lease termination	183.0	118.0
Acquisition related adjustments	174.0	121.0
Levelized foreign currency translation	—	13.0
Brokerage – Adjusted EBITDAC	$4,446.0	$3,488.0
Risk Management - EBITDAC	$313.0	$290.0
Net (gains) on divestitures	(2.0)	—
Acquisition integration	9.0	3.0
Workforce and lease termination	12.0	7.0
Acquisition related adjustments	4.0	—
Levelized foreign currency translation	—	—
Risk Management – Adjusted EBITDAC	$336.0	$300.0
Brokerage and Risk Management – Adjusted EBITDAC	$4,782.0	$3,788.0
Brokerage and Risk Management – Adjusted Revenue	$13,751.0	$11,391.0
Brokerage and Risk Management – Adjusted EBITDAC Margin	34.8%	33.3%

Brokerage – ADJUSTED EBITDAC	2025	2024
Brokerage – ADJUSTED EBITDAC	$4,446.0	$3,488.0
Acquisition integration (other than de minimis amounts included therein related to severance costs)	(252.0)	(187.0)
Levelized foreign currency translation (other than current year foreign exchange hedge activity)	(10.0)	(10.0)
Brokerage – Adjusted EBITDAC (as defined for Annual Cash Incentives and PSUs)	$4,184.0	$3,291.0
Risk Management - ADJUSTED EBITDAC	$336.0	$300.0
Acquisition integration (other than de minimis amounts included therein related to severance costs)	(9.0)	(3.0)
Levelized foreign currency translation (other than current year foreign exchange hedge activity)	1	1
Risk Management – Adjusted EBITDAC (as defined for Annual Cash Incentives and PSUs)	$328.0	$298.0
Brokerage and Risk Management – Adjusted EBITDAC (as defined for Annual Cash Incentives and PSUs)	$4,512.0	$3,589.0

A-4	2026 Notice of Annual Meeting & Proxy Statement

Corporate Governance	Audit Matters	Executive Compensation	Questions and Answers About the Annual Meeting	Exhibits

Organic Revenue Growth

Brokerage – Organic Revenue Growth	2025	2024
Commissions and fees, as reported	$10,670.0	$8,887.0
Less commission and fees from acquisitions, divested operations and other	(1,598.0)	(351.0)
Levelized foreign currency translation	—	48
Organic base commissions and fees	$9,072.0	$8,584.0
Supplemental revenues, as reported	$466.0	$359.0
Less supplemental revenues from acquisitions, divested operations and other	(33.0)	—
Levelized foreign currency translation	—	3
Organic supplemental revenues	$433.0	$362.0
Contingent revenues, as reported	$324.0	$268.0
Less contingent revenues from acquisitions, divested operations and other	(43.0)	—
Levelized foreign currency translation	—	1
Organic contingent revenues	$281.0	$269.0
Organic base commissions and fees, supplemental revenues and contingent revenues	$9,786.0	$9,215.0
Organic change in base commissions and fees, supplemental revenues and contingent revenues	6.2%	10.9%

Risk Management – Organic Revenue Growth	2025	2024
Fees	$1,538.0	$1,406.0
International performance bonus fees	11.0	8.0
Fees as reported	$1,549.0	$1,414.0
Less fees from acquisitions	(60.0)	—
Less divested operations	—	(9.0)
Levelized foreign currency translation	—	(1.0)
Organic fees	$1,489.0	$1,404.0
Organic change in fees	6.1%	11.9%

Combined Brokerage and Risk Management – Organic Revenue Growth	2025	2024
Combined organic revenue	$11,275.0	$10,619.0
Organic change in revenue	6.2%	11.1%

2026 Notice of Annual Meeting & Proxy Statement	B-1

Corporate Governance	Audit Matters	Executive Compensation	Questions and Answers About the Annual Meeting	Exhibits

Exhibit B: Resources

Annual Meeting
Proxy Statement	www.ajg.com/ir > Financials > 2026 Proxy Statement
Annual Report	www.ajg.com/ir > Financials > 2025 Annual Report

Board of Directors
Board of Directors	www.ajg.com/ir > Governance > Board of Directors
Board Committee Members	www.ajg.com/ir > Governance > Board Committee Composition
Audit Committee Charter	www.ajg.com/ir > Governance > Audit Committee Charter
Compensation Committee Charter	www.ajg.com/ir > Governance > Compensation Committee Charter
Nominating/Governance Committee Charter	www.ajg.com/ir > Governance > Nominating/Governance Committee Charter
Risk and Compliance Committee Charter	www.ajg.com/ir > Governance > Risk and Compliance Committee Charter

Governance Documents
Bylaws	www.ajg.com/ir > Governance > Bylaws
Governance Guidelines	www.ajg.com/ir > Governance > Governance Guidelines
Global Standards of Business Conduct	www.ajg.com/ir > Governance > Global Standards of Business Conduct

Other Resources
The Gallagher Way	www.ajg.com/about-us/the-gallagher-way/
Impact Report	www.ajg.com/ir > ESG > Impact Report
TCFD Report	www.ajg.com/ir > ESG > TCFD Report

The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website, including the documents referenced above, into this Proxy Statement.